UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06292

UBS Investment Trust
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York			10019-6028
(Address of principal executive offices)			(Zip code)

Keith A. Weller, Esq. UBS Asset Management One North Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Copy to:
Stephen H. Bier, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036-6797

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2019

Item 1.  Reports to Stockholders.

(a)         Copy of the report transmitted to shareholders:

UBS U.S. Allocation Fund

Annual Report | August 31, 2019

UBS U.S. Allocation Fund

October 1, 2019

Dear shareholder,

We present you with the annual report for UBS U.S. Allocation Fund (the "Fund") for the 12 months ended August 31, 2019.

Performance

Over the 12 months ended August 31, 2019, the Fund's Class A shares returned 0.84% before deducting the maximum sales charge and returned -4.71% after deducting the maximum sales charge. During the same period, the Fund's primary benchmark, the S&P 500 Index,1 which tracks large cap US equities, returned 2.92%. Since the Fund invests in both stocks and bonds, we believe it is appropriate to also compare its performance to the UBS U.S. Allocation Fund Benchmark (the Fund's secondary benchmark),2 which returned 4.59% during the period. (Returns for all share classes over various time periods and descriptions of the indices are shown in "Performance at a glance" on page 6; please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.)

Market commentary

In July 2019, the US economy reached a new record for the longest expansion on record, exceeding the previous mark of 120 months.3 However, trade conflicts, less robust manufacturing activity and several other factors have led to moderating global growth. Looking back, the US Commerce Department reported that gross domestic product ("GDP") grew at 3.4% and 2.2% seasonally adjusted annualized rates during the third and fourth quarters of 2018, respectively. GDP growth then bounced back to 3.1% during the first quarter of 2019. Finally, the US Commerce Department's final reading for second quarter 2019 GDP growth—released after the reporting period ended—was 2.0%.4

Headwinds facing the economy were acknowledged by the US Federal Reserve Board (the "Fed"). After raising interest rates four times in 2018, in July 2019 the Fed started to reverse course, saying it would pause from additional rate hikes as it monitored incoming economic data. At its meeting that concluded on March 20, 2019, most Federal Open Market Committee ("FOMC")5 members indicated that they did not feel additional rate hikes would be needed in 2019. After its June 2019 meeting, Fed Chair Jerome Powell said, "The case for somewhat more accommodative policy has strengthened" and the market anticipated one or two rate cuts by the end of the year. At its meeting in July 2019, the Fed lowered its target rate from a range between 2.25% and 2.50% to a range

UBS U.S. Allocation Fund

Investment Objective:

Total return, consisting of long-term capital appreciation and current income

Portfolio Managers:

Alan Zlatar

Paul Lang

UBS Asset Management
(Americas) Inc.

Commencement:

Class A—May 10, 1993

Class P (formerly Class Y)—May 10, 1993

Dividend payments:

Annually, if any

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The UBS U.S. Allocation Fund Benchmark is an unmanaged benchmark compiled by the Advisor, constructed as follows: from July 22, 1992 (the Fund's inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Blomberg Barclays US Aggregate Index and 5% BofA Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Bloomberg Barclays US Aggregate Index and 5% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

3  Source: The National Bureau of Economic Research, 7/19

4  Based on the Commerce Department's final reading announced on September 26, 2019.

5  The Federal Open Market Committee ("FOMC") is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

UBS U.S. Allocation Fund

between 2.00% and 2.25%. This marked the first rate cut since 2008. Finally, the Fed again lower rates at its meeting in September 2019 (after the reporting period ended), pushing the target rate to a range between 1.75% and 2.00%.

The US equity market posted a modest gain during the reporting period. US equities experienced several periods of elevated volatility over the period. This was driven by a variety of issues, including the ongoing trade conflict between the US and China, signs of slowing global growth, questions regarding future Fed policy actions and a host of geopolitical issues. Collectively, these factors largely offset a number of sharp rallies and periods of robust investor risk appetite. All told, the S&P 500 Index6 gained 2.92% during the 12 months ended August 31, 2019.

The global fixed income market posted solid results during the reporting period. In the US, both short- and long-term Treasury yields declined (bond yields and prices move in the opposite direction). Periods of investor risk aversion, the Fed's monetary policy reversal and modest inflation helped to push yields lower. For the 12 month reporting period as a whole, the yield on the US 10-year Treasury fell from 2.86% to 1.50%. Government bond yields outside the US also generally moved lower, as the European Central Bank, the Bank of Japan and the Bank of England largely maintained their accommodative monetary policies. The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Index,7 returned 10.17% for the 12 months ended August 31, 2019. Returns of riskier fixed income securities were also positive. High yield bonds, as measured by the ICE BofAML US High Yield Cash Pay Constrained Index,8 returned 6.62% during the reporting period. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),9 gained 13.11%.

Portfolio commentary

What worked

•  In the US Equity Core portion of the Fund, stock selection in the financials and information technology sectors were the largest contributors to performance. On an individual stock basis, the largest contributors included:

  • Universal Display Corp. outperformance was driven by a strong quarterly earnings reports coupled with better than expected guidance for 2019. The company saw 2019 as a year of growth after a sluggish 2018 in the adoption of OLED displays in smartphones, TVs and some laptop computers. Particularly exciting is the launch of foldable smartphones which dramatically increase the display area of phones and, correspondingly, Universal Displays sales of its organic phosphors for those displays.

  • Marsh and McLennan outperformed the broader market over the past year. We believe the stock's outperformance is a result of Marsh and McLennan's solid organic growth and margin expansion, supplemented by additional acquisition-fueled earnings and high levels of free cash flow distribution to shareholders from a global franchise that has a below-average correlation with growing global GDP growth concerns. The

6  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The Bloomberg Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The ICE BofAML US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

9  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS U.S. Allocation Fund

acquisition of JLT, a mid-sized UK-based competitor, further reinforces our thesis that MMC can grow its core EPS by ~10% through most economic cycles and will, therefore, remain a secular winner relative to the rest of the market.

  • Shares of AGCO benefited as the company continued to deliver strong quarterly reports. We believe that company's valuation continues to be attractive and see the potential to exceeded consensus profitability estimates through a combination of new product launches, the creation of a global production platform and cost savings.

•  In the US Equity Core portion of the Fund, an overweight in the real estate sector was positive for performance.

•  In the US growth equity portion of the Fund, an overweight to communication services contributed to performance. Security selection within information technology, health care and consumer discretionary was also a positive for performance. Several holdings were additive to performance on a relative basis including:

  • Shares of Dollar General outperformed as it is considered a defensive growth asset with minimal exposure to tariffs and less sensitivity to weaker consumer environments due to trade-related effects.

  • Shares of Universal Display Corp. rallied given strong earnings results and improved full year guidance amid a broad rebound in the display and smartphone sector in 2019 from a weak fourth quarter of 2018. We continue to believe that the company remains well positioned to benefit from continued penetration of organic light-emitting diode ("OLED") screens in handsets and TVs.

  • Marvell Technology Group outperformed on improving sentiment around the company's 5G position, with wins announced at Samsung and another large provider, as well as a bright outlook. These wins could provide a material revenue tailwind to Marvell Technology Group over the next several years. Given this, and the potential for improved cyclical storage performance later in 2019, we continue to view the risk reward profile favorably.

What didn't work

•  Overall, asset allocation detracted from performance during the reporting period.10

  – We began the reporting period overweight equities and underweight fixed income versus the Index, with a 68.5% and 23.5% allocation, respectively, and an 8.0% target weight to cash.

  – At the end of the reporting period, the Fund was allocated as follows: US equities—64.0%; US investment grade bonds—27.0%; US high yield bonds—2.5%; US TIPS—0.0%; cash—6.5%. For comparison purposes, neutral Index weights for the Fund are 65.0% equities and 35.0% fixed income.

  We tactically adjusted the portfolio during the 12-month reporting period given the changing economic and market environment. We increased our overweight to equities and slightly reduced our underweight to fixed income by reducing the Fund's high yield underweight at the beginning of the period, as we felt that risk assets were oversold. This weighed on performance in fourth quarter of 2018 given the dramatic selloff witnessed in risk assets. Then, in the first quarter of 2019, we started to trim the Fund's overweight to equities and increase the underweight to US investment grade bonds by reducing our exposure to US 10 year Treasuries. The proceeds were used to raise cash given the rally witnessed across US equities and given the low interest rates of US bonds.

10  Allocations include derivative exposure.

UBS U.S. Allocation Fund

Our preference for equites over the first quarter of 2019 was additive for performance, but was offset by the Fund's overweight to cash. Over the remainder of the period, the Fund became underweight US equities, hurting relative performance as the asset class continued to outperform. The Fund's underweight to 10 year US Treasuries was closed at the end of the reporting period in August 2019.

  • From a market allocation perspective, a long position in oil & gas, which was closed in November 2018, detracted from performance. An overweight to cash over the period was also detrimental to relative performance.

•  Overall, US security selection detracted from results during the reporting period. The US growth equity portion of the Fund delivered positive security selection results, but this was offset by the US equity core portion.

•  In the US growth equity portion of the Fund, a cash position, an underweight to consumer staples and an overweight to consumer discretionary detracted from relative performance. Security selection within communication services and industrials was also a headwind for performance. On an individual stock basis the largest detractors for relative performance included:

  • Nvidia's shares declined as the company posted disappointing quarterly results on the back of weaker demand, in particular from its crypto business. We have since exited our position in the stock.

  • Mohawk Industries underperformed amid weaker guidance as the company seeks to reduce inventory related to softer end markets. We have since exited our position in the stock in the US growth equity portion of the Fund.

  • Activision Blizzard underperformed as the company posted disappointing results that pointed to weakening trends in the company's portfolio across multiple gaming properties. Execution issues and a perceived weaker game pipeline for calendar 2019 also pressured it shares. We have since exited our position in the stock in the US growth equity portion of the Fund.

•  In the US equity core portion of the Fund, underweight in the utilities and overweight in financials sector had a negative impact on performance relative to the benchmark.

•  Securities selection in health care and real estate sectors detracted the most from returns in the US Equity Core portion of the Fund. On an individual stock basis, the largest detractors included:

  • Shares of Concho Resources fell sharply because the company reduced production guidance while holding capital expenditure spending flat. This raised questions about its ability to sustain free cash flow. In addition, a test of tighter spacing yielded poor results which reignited basic fears about the underlying intrinsic value of the asset. Our thesis on Concho Resources was based on an attractive valuation, a strong balance sheet and management team. We believed that the company would benefit from new pipeline capacity in the second half of 2019 that would yield better realized prices. We sold out of the holding on the basis of thesis violation.

  • Shares of Ironwood underperformed following the spin out of R&D-Co. (now known as CYCN) on concerns around the growth prospects for the company's flagship product, Linzess. These concerns further intensified when ABBV announced plans to acquire IRWD's partner, AGN. This raised concerns that the Linzess franchise could be impacted by merger-related reorganizations/reprioritizations. We continue to hold this stock.

  • Alnylam's shares underperformed on concerns around the durability of the company's TTR-franchise (Onpattro/TTRsc02) and following Sanofi's decision to terminate their collaboration and sell down their equity

UBS U.S. Allocation Fund

stake. At currently levels we believe the Street underappreciates the potential of inclisiran (discovered by ALNY and out licensed to MDCO) and of the recently announced CNS/ophthalmology collaboration with REGN. We continue to hold this stock.

•  Relative to the benchmark, the use of fixed income and equity derivatives (futures, options, and swaps) detracted from the Fund's results. These derivative instruments, which were utilized to manage the Fund's fixed income and equity exposure, were a headwind for performance.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor or visit us at www.ubs.com/am-us.

Sincerely,

Igor Lasun President UBS U.S. Allocation Fund Executive Director UBS Asset Management (Americas) Inc.	Alan Zlatar Portfolio Manager UBS U.S. Allocation Fund Managing Director UBS Asset Management (Americas) Inc.

Paul Lang Portfolio Manager UBS U.S. Allocation Fund Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended August 31, 2019. The views and opinions in the letter were current as of October 1, 2019. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*  Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. The prospectus contains this and other information about the fund. Prospectuses for most of our funds can be obtained from your Financial Advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS U.S. Allocation Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended 08/31/2019	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	0.84%	5.96%	9.43%
Class P2	1.08	6.25	9.74
After deducting maximum sales charge
Class A1	(4.71)	4.77	8.81
S&P 500 Index.3	2.92	10.11	13.45
UBS U.S. Allocation Fund Benchmark[4]	4.59	7.64	10.41
Lipper Flexible Portfolio Funds median	1.49	3.31	6.52

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 09/30/2019	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.40%	6.58%	9.06%
Class P2	2.69	6.87	9.37
After deducting maximum sales charge
Class A1	(3.22)	5.38	8.45

The annualized gross and net expense ratios, respectively, for each class of shares as in the December 29, 2018 prospectuses, were as follows: Class A—1.02% and 1.02%; and Class P—0.76% and 0.76%.

Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Fund and UBS Asset Management (Americas) Inc. have entered into a written agreement, separate from UBS AM's investment advisory agreement with the Fund, whereby UBS AM has agreed to permanently reduce its management fees based on the Fund's average daily net assets to the following rates: $0 to $250 million: 0.50%; in excess of $250 million up to $500 million: 0.45%; in excess of $500 million up to $2 billion: 0.40%; over $2 billion: 0.35%. Effective December 29, 2018, UBS AM has contractually undertaken to waive fees/reimburse a portion of the Fund's expenses, when necessary, so that the ordinary total annual operating expenses of each class through December 31, 2019 (excluding dividend expense, borrowing costs and interest expense relating to short sales, and expenses attributable to investments in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, if any) would not exceed 1.15% for Class A and 0.90% for Class P.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The UBS U.S. Allocation Fund Benchmark is an unmanaged benchmark compiled by the Advisor, constructed as follows: from June 1, 2005 until present: 65% Russell 3000 Index, 30% Bloomberg Barclays US Aggregate Bond Index, and 5% ICE BofAML US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS U.S. Allocation Fund

Illustration of an assumed investment of $10,000 in Class A shares of the Fund (unaudited)

The following graph depicts the performance of UBS U.S. Allocation Fund Class A shares versus the S&P 500 Index and the UBS U.S. Allocation Fund Benchmark over the 10 years ended August 31, 2019. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that the Fund is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

UBS U.S. Allocation Fund Class A

Illustration of an assumed investment of $10,000 in Class P shares of the Fund (unaudited)

The following graph depicts the performance of UBS U.S. Allocation Fund Class P shares versus the S&P 500 Index and the UBS U.S. Allocation Fund Benchmark over the 10 years ended August 31, 2019. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that the Fund is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

UBS U.S. Allocation Fund Class P

UBS U.S. Allocation Fund

Understanding your Fund's expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2019 to August 31, 2019.

Actual expenses (unaudited)

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning account value March 1, 2019	Ending account value August 31, 2019	Expenses paid during period[1] 03/01/19 to 08/31/19	Expense ratio during the period
Class A	Actual	$1,000.00	$1,036.50	$5.03	0.98%
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.27	4.99	0.98
Class P	Actual	1,000.00	1,037.80	3.60	0.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.68	3.57	0.70

1  Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

UBS U.S. Allocation Fund

Portfolio statistics—August 31, 2019 (unaudited)

Top ten equity holdings[1]	Percentage of net assets
Amazon.com, Inc.	2.2%
Microsoft Corp.	1.4
Visa, Inc., Class A	1.4
Walt Disney Co./The	1.1
Marsh & McLennan Cos., Inc.	1.1
UnitedHealth Group, Inc.	1.0
Alphabet, Inc., Class A	1.0
Facebook, Inc., Class A	1.0
Salesforce.com, Inc.	0.9
JPMorgan Chase & Co.	0.8
Total	11.9%
Top ten long-term fixed income holdings[1]	Percentage of net assets
US Treasury Note, 2.250% due 04/30/24	2.1%
Federal National Mortgage Association Certificate, 3.500% due 06/01/49	1.1
US Treasury Note, 2.375% due 05/15/29	0.9
Federal National Mortgage Association Certificate, 3.500% due 02/01/48	0.9
US Treasury Note, 1.625% due 08/15/29	0.7
US Treasury Bond, 2.875% due 05/15/49	0.6
US Treasury Inflation Index Note (TIPS), 0.500% due 04/15/24	0.6
US Treasury Bond, 3.125% due 05/15/48	0.6
US Treasury Note, 2.750% due 09/15/21	0.6
Federal National Mortgage Association Certificate, 4.000% due 06/01/47	0.6
Total	8.7%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	96.9%
United Kingdom	0.7
Netherlands	0.5
Canada	0.4
Germany	0.3
Total	98.8%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS U.S. Allocation Fund

Portfolio statistics—August 31, 2019 (unaudited) (concluded)

Asset allocation[1]	Percentage of net assets
Common stocks	43.2%
Corporate bonds	12.8
Short-term US government obligations	9.8
US government obligations	8.0
Mortgage & agency debt securities	7.7
Exchange traded fund	4.2
Commercial mortgage-backed securities	3.0
Asset-backed securities	2.6
Non-US government obligations	0.6
Municipal bonds	0.2
Preferred stock	0.0 *
Options purchased, futures and swaps	(0.5)
Cash equivalents and other assets less liabilities	8.4
Total	100.0%

*  Weighting represents less than 0.05% of the Fund's net assets as of the dates indicated.

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2019

	Number of shares	Value
Common stocks—43.2%
Aerospace & defense—0.6%
Spirit AeroSystems Holdings, Inc., Class A	16,555	$1,334,333
Airlines—0.7%
Delta Air Lines, Inc.	29,273	1,693,736
Auto components—0.3%
Aptiv PLC	9,268	770,820
Banks—1.5%
JPMorgan Chase & Co.	17,178	1,887,175
Wells Fargo & Co.	35,525	1,654,399
		3,541,574
Beverages—0.2%
PepsiCo, Inc.	3,768	515,199
Biotechnology—1.5%
Alexion Pharmaceuticals, Inc.*	6,135	618,162
Alnylam Pharmaceuticals, Inc.*	3,207	258,773
Bluebird Bio, Inc.*,1	2,212	228,522
Coherus Biosciences, Inc.*,1	13,156	291,932
Cyclerion Therapeutics, Inc.*	6,174	58,715
Incyte Corp.*	12,580	1,029,295
Ironwood Pharmaceuticals, Inc.*,1	88,628	825,127
Mirati Therapeutics, Inc.*	2,179	178,613
		3,489,139
Building products—0.8%
Allegion PLC	8,300	799,041
Masco Corp.	24,307	990,024
		1,789,065
Capital markets—0.6%
Ameriprise Financial, Inc.	10,909	1,407,043
Chemicals—0.6%
FMC Corp.	6,421	554,325
Westlake Chemical Corp.	15,012	879,553
		1,433,878
Commercial services & supplies—0.5%
MSA Safety, Inc.	7,996	844,618
Stericycle, Inc.*,1	9,388	421,427
		1,266,045
Communications equipment—0.4%
Arista Networks, Inc.*	4,094	927,782
Consumer finance—1.0%
American Express Co.	5,644	679,368
Synchrony Financial	52,660	1,687,753
		2,367,121
Distributors—0.4%
LKQ Corp.*	32,305	848,652
Electrical equipment—0.3%
Rockwell Automation, Inc.	3,867	590,839
	Number of shares	Value
Common stocks—(continued)
Electronic equipment, instruments & components—0.7%
IPG Photonics Corp.*	6,281	$777,148
Trimble, Inc.*	22,151	831,106
		1,608,254
Entertainment—2.4%
Activision Blizzard, Inc.	20,679	1,046,357
Electronic Arts, Inc.*	5,104	478,143
Netflix, Inc.*	2,540	746,125
Take-Two Interactive Software, Inc.*	5,622	741,935
Walt Disney Co./The	18,983	2,605,607
		5,618,167
Equity real estate investment trusts—1.4%
Crown Castle International Corp.	3,200	464,544
Digital Realty Trust, Inc.	9,680	1,196,739
Simon Property Group, Inc.	10,215	1,521,422
		3,182,705
Food products—0.7%
Mondelez International, Inc., Class A	28,732	1,586,581
Health care equipment & supplies—1.4%
Abbott Laboratories	7,008	597,923
Align Technology, Inc.*	7,411	1,357,028
Cooper Cos., Inc./The	1,276	395,241
LivaNova PLC*	4,700	364,861
Zimmer Biomet Holdings, Inc.	3,116	433,747
		3,148,800
Health care providers & services—1.5%
Laboratory Corp. of America Holdings*	6,197	1,038,369
UnitedHealth Group, Inc.	10,273	2,403,882
		3,442,251
Hotels, restaurants & leisure—0.9%
Carnival Corp.	18,938	834,787
Domino's Pizza, Inc.	3,083	699,348
Las Vegas Sands Corp.	8,115	450,139
		1,984,274
Household durables—0.3%
Mohawk Industries, Inc.*	6,882	818,201
Insurance—2.4%
Marsh & McLennan Cos., Inc.	24,437	2,441,012
MetLife, Inc.	30,351	1,344,549
Progressive Corp./The	24,097	1,826,553
		5,612,114
Interactive media & services—2.2%
Alphabet, Inc., Class A*	1,931	2,298,913
Facebook, Inc., Class A*	12,260	2,276,314
IAC/InterActiveCorp.*	2,462	626,924
		5,202,151

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2019

	Number of shares	Value
Common stocks—(continued)
Internet & direct marketing retail—2.6%
Alibaba Group Holding Ltd., ADR*	1,590	$278,298
Amazon.com, Inc.*	2,868	5,094,400
Expedia Group, Inc.	4,377	569,447
		5,942,145
IT services—2.1%
Fidelity National Information Services, Inc.	4,097	558,093
GoDaddy, Inc., Class A*	15,167	960,678
Visa, Inc., Class A	17,883	3,233,604
		4,752,375
Life sciences tools & services—0.4%
Bio-Rad Laboratories, Inc., Class A*	2,778	938,158
Machinery—1.3%
AGCO Corp.	20,002	1,382,538
Caterpillar, Inc.	4,345	517,055
Gardner Denver Holdings, Inc.*	36,951	1,059,755
		2,959,348
Metals & mining—0.4%
Steel Dynamics, Inc.	34,118	921,186
Multiline retail—0.4%
Dollar General Corp.	5,556	867,236
Oil, gas & consumable fuels—0.8%
Apache Corp.	43,067	928,955
Hess Corp.	14,728	927,128
		1,856,083
Pharmaceuticals—1.4%
Allergan PLC	1,232	196,775
Elanco Animal Health, Inc.*	35,159	914,837
GlaxoSmithKline PLC, ADR	10,400	432,432
Johnson & Johnson	13,622	1,748,520
		3,292,564
Professional services—0.2%
TransUnion	4,706	393,657
Road & rail—0.4%
Lyft, Inc., Class A*	2,852	139,663
Union Pacific Corp.	4,921	797,005
		936,668
Semiconductors & semiconductor equipment—2.9%
Cree, Inc.*	9,347	401,267
KLA Corp.	3,348	495,169
Lam Research Corp.	3,137	660,370
Marvell Technology Group Ltd.	24,203	580,146
Micron Technology, Inc.*	24,315	1,100,740
Monolithic Power Systems, Inc.	2,822	424,880
NXP Semiconductors N.V.	9,122	931,721
ON Semiconductor Corp.*	22,315	397,207
Qorvo, Inc.*	5,934	423,866
Skyworks Solutions, Inc.	5,593	420,985
	Number of shares	Value
Common stocks—(concluded)
Semiconductors & semiconductor equipment—(concluded)
Teradyne, Inc.	7,871	$416,927
Universal Display Corp.	2,168	445,459
		6,698,737
Software—3.3%
Autodesk, Inc.*	5,463	780,226
LogMeIn, Inc.	5,920	395,693
Microsoft Corp.	24,233	3,340,761
Palo Alto Networks, Inc.*	2,060	419,457
Salesforce.com, Inc.*	12,778	1,994,262
ServiceNow, Inc.*	2,402	628,940
		7,559,339
Specialty retail—1.5%
Burlington Stores, Inc.*	7,308	1,479,797
Carvana Co.*,1	4,115	333,973
Lowe's Cos., Inc.	6,208	696,538
TJX Cos., Inc./The	16,320	897,110
		3,407,418
Technology hardware, storage & peripherals—1.4%
Apple, Inc.	8,400	1,753,416
NetApp, Inc.	8,953	430,281
Western Digital Corp.	17,556	1,005,432
		3,189,129
Textiles, apparel & luxury goods—0.4%
NIKE, Inc., Class B	11,396	962,962
Wireless telecommunication services—0.4%
T-Mobile US, Inc.*	12,544	979,059
Total common stocks (cost—$87,798,754)		99,834,788
Exchange traded fund—4.2%
iShares Russell 1000 Value ETF[1] (cost—$8,305,506)	77,650	9,673,637
Preferred stock—0.0%†
Financial services—0.0%†
Squaretwo Financial Corp.[2,3] (cost—$0)	35,000	0
	Face amount
US government obligations—8.0%
US Treasury Bonds 2.250%, due 08/15/49	$280,000	297,773
2.875%, due 05/15/49	1,235,000	1,488,127
3.000%, due 08/15/48	360,000	442,223
3.125%, due 02/15/43	260,000	318,927
3.125%, due 05/15/48	1,110,000	1,392,833
3.375%, due 11/15/48	445,000	585,349
3.750%, due 11/15/43	395,000	534,623
US Treasury Inflation Index Notes (TIPS) 0.500%, due 04/15/24	1,386,280	1,414,453
0.875%, due 01/15/29	131,873	142,720

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2019

	Face amount	Value
US government obligations—(concluded)
US Treasury Notes 1.625%, due 08/15/29	$1,555,000	$1,572,676
1.875%, due 07/31/26	775,000	796,434
2.125%, due 05/31/21	560,000	565,228
2.250%, due 04/30/24	4,595,000	4,767,851
2.375%, due 02/29/24	700,000	729,367
2.375%, due 05/15/29	1,850,000	1,994,531
2.750%, due 09/15/21	1,340,000	1,373,134
Total US government obligations (cost—$17,504,056)		18,416,249
Mortgage & agency debt securities—7.7%
Federal Home Loan Mortgage Corporation Certificates, 3.000%, due 11/01/46	273,588	281,018
3.000%, due 07/01/47	428,509	439,861
3.000%, due 08/01/47	370,411	380,485
4.000%, due 05/01/47	607,014	636,906
4.000%, due 08/01/47	78,488	82,339
4.000%, due 11/01/47	273,295	286,277
4.000%, due 12/01/47	456,092	477,566
4.500%, due 06/01/47	285,664	302,519
5.000%, due 03/01/38	21,725	24,206
5.500%, due 05/01/37	175,230	197,146
5.500%, due 08/01/40	22,213	24,977
6.500%, due 08/01/28	51,908	58,232
Federal National Mortgage Association Certificates, 1.875%, due 09/24/26	200,000	204,984
2.375%, due 01/19/23	590,000	607,233
2.500%, due 08/01/34	843,710	854,904
3.000%, due 07/01/49	1,214,148	1,237,642
3.500%, due 12/01/47	366,236	377,657
3.500%, due 02/01/48	1,926,148	1,990,603
3.500%, due 03/01/48	829,815	855,304
3.500%, due 06/01/49	2,524,118	2,597,480
4.000%, due 12/01/39	78,348	83,662
4.000%, due 02/01/41	43,910	46,910
4.000%, due 08/01/45	216,047	230,662
4.000%, due 06/01/47	1,265,063	1,322,883
4.000%, due 11/01/47	202,230	211,930
4.500%, due 09/01/37	210,834	227,468
4.500%, due 07/01/47	219,435	232,208
5.000%, due 10/01/39	8,830	9,763
5.000%, due 05/01/40	14,244	15,679
5.500%, due 08/01/39	56,377	61,667
7.000%, due 08/01/32	134,455	159,092
7.500%, due 02/01/33	2,196	2,384
Government National Mortgage Association Certificate I, 4.000%, due 07/15/42	63,365	67,576
Government National Mortgage Association Certificates II, 3.000%, due 08/20/46	1,221,254	1,264,914
3.000%, due 01/20/47	148,902	154,211
3.000%, due 07/20/47	461,483	476,898
3.000%, due 08/20/47	349,745	361,272
	Face amount	Value
Mortgage & agency debt securities—(concluded)
3.500%, due 04/20/47	$457,899	$477,773
4.500%, due 08/20/48	328,985	345,005
6.000%, due 11/20/28	486	545
6.000%, due 02/20/29	1,149	1,288
6.000%, due 02/20/34	239,526	261,512
Total mortgage & agency debt securities (cost—$17,560,780)		17,932,641
Asset-backed securities—2.6%
AmeriCredit Automobile Receivables Trust, Series 2018-1, Class D,
3.820%, due 03/18/24	175,000	180,871
Capital Auto Receivables Asset Trust, Series 2015-4, Class D, 3.620%, due 05/20/21	125,000	125,476
Series 2016-3, Class D, 2.650%, due 01/20/24	125,000	125,258
Capital One Multi-Asset Execution Trust, Series 2005-B3, Class B3, 3 mo. USD LIBOR + 0.550%, 2.853%, due 05/15/28[4]	350,000	346,187
Dell Equipment Finance Trust, Series 2018-1, Class C, 3.530%, due 06/22/23[5]	331,000	337,893
Series 2018-1, Class D, 3.850%, due 06/24/24[5]	210,000	214,274
Drive Auto Receivables Trust, Series 2015-BA, Class D, 3.840%, due 07/15/21[5]	65,548	65,662
Series 2015-DA, Class D, 4.590%, due 01/17/23[5]	151,075	151,662
Series 2017-1, Class D, 3.840%, due 03/15/23	125,000	126,623
Series 2017-2, Class C, 2.750%, due 09/15/23	58,500	58,545
Series 2018-2, Class D, 4.140%, due 08/15/24	350,000	360,438
Series 2018-4, Class D, 4.090%, due 01/15/26	250,000	257,874
Exeter Automobile Receivables Trust, Series 2018-1, Class AD, 3.530%, due 11/15/23[5]	150,000	153,225
Invitation Homes Trust, Series 2018-SFR1, Class C, 1 mo. USD LIBOR + 1.250%, 3.432%, due 03/17/37[4,5]	150,000	149,376
OneMain Direct Auto Receivables Trust, Series 2019-1A, Class A, 3.630%, due 09/14/27[5]	550,000	578,779
Santander Drive Auto Receivables Trust, Series 2017-2, Class D, 3.490%, due 07/17/23	150,000	151,953
Series 2017-3, Class D, 3.200%, due 11/15/23	325,000	328,938
Series 2018-2, Class C, 3.350%, due 07/17/23	225,000	227,624
Series 2018-2, Class D, 3.880%, due 02/15/24	225,000	231,230

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2019

	Face amount	Value
Asset-backed securities—(concluded)
Sofi Consumer Loan Program Trust, Series 2018-1, Class B, 3.650%, due 02/25/27[5]	$175,000	$179,695
Series 2018-2, Class A2, 3.350%, due 04/26/27[5]	300,000	302,753
Series 2018-2, Class B, 3.790%, due 04/26/27[5]	200,000	205,526
Series 2018-3, Class B, 4.020%, due 08/25/27[5]	200,000	208,260
Series 2019-1, Class A, 3.240%, due 02/25/28[5]	396,002	400,769
Tesla Auto Lease Trust, Series 2018-B, Class A, 3.710%, due 08/20/21[5]	264,707	269,413
World Financial Network Credit Card Master Trust, Series 2016-A, Class A, 2.030%, due 04/15/25	225,000	225,477
Total asset-backed securities (cost—$5,845,441)		5,963,781
Commercial mortgage-backed securities—3.0%
Angel Oak Mortgage Trust I LLC, Series 2018-3, Class A1, 3.649%, due 09/25/48[5,6]	265,893	268,827
Series 2019-4, Class A1, 2.993%, due 07/26/49[5,6]	462,233	463,966
Ashford Hospitality Trust, Series 2018-ASHF, Class D, 1 mo. USD LIBOR + 2.100%, 4.295%, due 04/15/35[4,5]	200,000	200,563
Bank, Series 2017-BNK7, Class C, 4.187%, due 09/15/60[6]	200,000	214,298
Series 2018-BNK14, Class E, 3.000%, due 09/15/60[5,6]	350,000	301,252
BBCMS Trust, Series 2015-SRCH, Class A2, 4.197%, due 08/10/35[5]	350,000	397,659
BENCHMARK Mortgage Trust, Series 2019-B10, Class C, 3.750%, due 03/15/62	250,000	265,486
CHT Mortgage Trust, Series 2017-COSMO, Class D, 1 mo. USD LIBOR + 2.250%, 4.445%, due 11/15/36[4,5]	375,000	375,233
Citigroup Commercial Mortgage Trust, Series 2017-C4, Class D, 3.000%, due 10/12/50[5]	300,000	283,655
Series 2017-P8, Class D, 3.000%, due 09/15/50[5]	450,000	387,487
COMM Mortgage Trust, Series 2015-CCRE24, Class D, 3.463%, due 08/10/48[6]	150,000	142,987
Series 2016-DC2, Class A5, 3.765%, due 02/10/49	160,000	174,831
Series 2017-COR2, Class C, 4.714%, due 09/10/50[6]	500,000	546,053
	Face amount	Value
Commercial mortgage-backed securities—(concluded)
Series 2018-COR3, Class C, 4.713%, due 05/10/51[6]	$127,000	$141,022
FREMF Mortgage Trust, Series 2017-K64, Class B, 4.117%, due 05/25/50[5,6]	50,000	53,858
Hilton USA Trust, Series 2016-SFP, Class B, 3.323%, due 11/05/35[5]	425,000	425,857
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2018-ASH8, Class D, 1 mo. USD LIBOR + 2.050%, 4.245%, due 02/15/35[4,5]	150,000	150,138
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class AS, 3.800%, due 01/15/48	250,000	267,548
Series 2015-C29, Class D, 3.795%, due 05/15/48[6]	150,000	129,408
JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class D, 3.553%, due 06/15/49[5,6]	300,000	275,987
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class AS, 3.994%, due 12/15/49[6]	260,000	285,984
Series 2017-C34, Class C, 4.325%, due 11/15/52[6]	150,000	160,865
Morgan Stanley Capital I, Series 2017-HR2, Class C, 4.367%, due 12/15/50[6]	250,000	271,246
Series 2017-HR2, Class D, 2.730%, due 12/15/50	125,000	114,371
RETL, Series 2019-RVP, Class C, 1 mo. USD LIBOR + 2.100%, 4.295%, due 03/15/36[4,5]	250,000	251,016
Verus Securitization Trust, Series 2019-3, Class A1, 2.784%, due 07/25/59[5,7]	297,380	297,959
Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class C, 4.997%, due 05/15/51[6]	150,000	166,439
Total commercial mortgage-backed securities (cost—$6,690,483)		7,013,995
Corporate bonds—12.8%
Aerospace & defense—0.1%
TransDigm, Inc. 6.250%, due 03/15/26[5]	20,000	21,575
6.500%, due 07/15/24	20,000	20,650
6.500%, due 05/15/25	55,000	57,338
United Technologies Corp. 4.125%, due 11/16/28	150,000	171,645
		271,208

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2019

	Face amount	Value
Corporate bonds—(continued)
Auto loans—0.0%†
General Motors Financial Co., Inc. 2.350%, due 10/04/19	$50,000	$49,997
3.700%, due 11/24/20	60,000	60,862
		110,859
Automobile OEM—0.2%
Ford Motor Credit Co. LLC 8.125%, due 01/15/20	150,000	153,130
General Motors Co. 6.600%, due 04/01/36	100,000	116,110
6.750%, due 04/01/46	100,000	119,025
		388,265
Automotive parts—0.0%†
Allison Transmission, Inc. 5.000%, due 10/01/24[5]	40,000	41,154
5.875%, due 06/01/29[5]	15,000	16,087
Meritor, Inc. 6.250%, due 02/15/24	40,000	40,950
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 6.250%, due 05/15/26[5]	5,000	5,188
8.500%, due 05/15/27[5]	5,000	4,875
		108,254
Banking-non-US—0.6%
Australia & New Zealand Banking Group Ltd. MTN 2.700%, due 11/16/20	50,000	50,427
Barclays PLC 4.337%, due 01/10/28	305,000	321,428
Credit Suisse Group Funding Guernsey Ltd. 4.550%, due 04/17/26	250,000	277,013
Deutsche Bank AG 4.250%, due 02/04/21	150,000	151,689
HSBC Holdings PLC 6.500%, due 09/15/37	200,000	271,267
Lloyds Banking Group PLC 4.582%, due 12/10/25	200,000	209,923
Royal Bank of Scotland Group PLC (fixed, converts to FRN on 09/30/31), 7.648%, due 09/30/31[8]	25,000	33,500
Standard Chartered PLC (fixed, converts to FRN on 07/30/37), 7.014%, due 07/30/37[5,8]	100,000	112,750
		1,427,997
Banking-US—1.2%
BB&T Corp. MTN 2.625%, due 06/29/20	140,000	140,606
Capital One Bank USA N.A. 3.375%, due 02/15/23	70,000	72,232
Citigroup, Inc. 4.125%, due 07/25/28	100,000	109,074
5.500%, due 09/13/25	425,000	487,101
(fixed, converts to FRN on 01/30/23), 5.950%, due 01/30/23[8]	65,000	68,413
6.675%, due 09/13/43	50,000	74,137
	Face amount	Value
Corporate bonds—(continued)
Banking-US—(concluded)
Goldman Sachs Group, Inc./The 5.150%, due 05/22/45	$210,000	$256,086
5.750%, due 01/24/22	200,000	216,546
JPMorgan Chase & Co.
(fixed, converts to FRN on 07/24/47), 4.032%, due 07/24/48	150,000	174,637
4.625%, due 05/10/21	260,000	270,957
Series R, (fixed, converts to FRN on 08/01/23), 6.000%, due 08/01/23[8]	50,000	53,250
Series V, 3 mo. USD LIBOR + 3.320%, 5.639%, due 10/01/19[4,8]	75,000	74,850
Morgan Stanley 4.300%, due 01/27/45	75,000	88,772
4.875%, due 11/01/22	170,000	182,877
Morgan Stanley GMTN 4.350%, due 09/08/26	365,000	399,670
Wells Fargo & Co. MTN (fixed, converts to FRN on 06/17/26), 3.196%, due 06/17/27	95,000	98,968
		2,768,176
Beverages—0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.700%, due 02/01/36	150,000	174,605
4.900%, due 02/01/46	30,000	35,845
		210,450
Building materials—0.2%
Boise Cascade Co. 5.625%, due 09/01/24[5]	40,000	41,500
Builders FirstSource, Inc. 5.625%, due 09/01/24[5]	68,000	70,805
6.750%, due 06/01/27[5]	5,000	5,463
JELD-WEN, Inc. 4.625%, due 12/15/25[5]	10,000	9,800
4.875%, due 12/15/27[5]	15,000	14,513
Masco Corp. 4.450%, due 04/01/25	80,000	87,146
New Enterprise Stone & Lime Co., Inc. 6.250%, due 03/15/26[5]	35,000	35,892
10.125%, due 04/01/22[5]	75,000	76,687
Summit Materials LLC/Summit Materials Finance Corp. 6.500%, due 03/15/27[5]	15,000	16,125
		357,931
Chemicals—0.3%
CF Industries, Inc. 5.375%, due 03/15/44	50,000	50,529
DuPont de Nemours, Inc. 4.725%, due 11/15/28	150,000	173,462
Kraton Polymers LLC/Kraton Polymers Capital Corp. 7.000%, due 04/15/25[5]	60,000	62,175

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2019

	Face amount	Value
Corporate bonds—(continued)
Chemicals—(concluded)
NOVA Chemicals Corp. 5.250%, due 06/01/27[5]	$75,000	$78,281
Sherwin-Williams Co./The 3.450%, due 06/01/27	80,000	84,508
4.200%, due 01/15/22	60,000	62,753
Tronox, Inc. 6.500%, due 04/15/26[5]	25,000	23,750
W.R. Grace & Co.-Conn. 5.625%, due 10/01/24[5]	50,000	54,000
		589,458
Commercial services—0.2%
AECOM 5.125%, due 03/15/27	55,000	57,448
5.875%, due 10/15/24	20,000	21,600
Booz Allen Hamilton, Inc. 5.125%, due 05/01/25[5]	50,000	51,375
Brand Industrial Services, Inc. 8.500%, due 07/15/25[5]	15,000	13,219
Garda World Security Corp. 8.750%, due 05/15/25[5]	40,000	41,262
Harsco Corp. 5.750%, due 07/31/27[5]	15,000	15,544
Herc Holdings, Inc. 5.500%, due 07/15/27[5]	30,000	30,937
Hertz Corp./The 7.125%, due 08/01/26[5]	25,000	25,513
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.250%, due 05/15/23[5]	25,000	26,290
RR Donnelley & Sons Co. 7.875%, due 03/15/21	10,000	10,000
Service Corp. International 5.125%, due 06/01/29	35,000	37,450
Weight Watchers International, Inc. 8.625%, due 12/01/25[5]	25,000	25,062
		355,700
Communications equipment—0.0%†
QUALCOMM, Inc. 3.250%, due 05/20/27	80,000	83,922
Consumer products—0.1%
Avon International Capital PLC 6.500%, due 08/15/22[5]	60,000	61,800
Avon International Operations, Inc. 7.875%, due 08/15/22[5]	25,000	26,098
Kimberly-Clark Corp. 3.625%, due 08/01/20	45,000	45,643
Party City Holdings, Inc. 6.625%, due 08/01/26[5]	85,000	80,962
Prestige Brands, Inc. 6.375%, due 03/01/24[5]	25,000	26,187
		240,690
Distribution/wholesale—0.0%†
IAA, Inc. 5.500%, due 06/15/27[5]	35,000	37,275
	Face amount	Value
Corporate bonds—(continued)
Diversified manufacturing—0.2%
Amsted Industries, Inc. 5.625%, due 07/01/27[5]	$15,000	$16,013
Bombardier, Inc. 7.875%, due 04/15/27[5]	35,000	33,906
Eaton Corp. 2.750%, due 11/02/22	70,000	71,380
Illinois Tool Works, Inc. 2.650%, due 11/15/26	110,000	114,487
3.500%, due 03/01/24	110,000	116,471
Terex Corp. 5.625%, due 02/01/25[5]	35,000	35,615
		387,872
Electric-generation—0.1%
Calpine Corp. 5.375%, due 01/15/23	70,000	70,957
NRG Energy, Inc. 5.250%, due 06/15/29[5]	10,000	10,670
6.625%, due 01/15/27	40,000	43,200
7.250%, due 05/15/26	35,000	38,369
		163,196
Electric-integrated—0.8%
Alabama Power Co. 6.000%, due 03/01/39	30,000	42,675
Berkshire Hathaway Energy Co. 3.750%, due 11/15/23	80,000	85,052
4.450%, due 01/15/49	100,000	122,259
Covanta Holding Corp. 5.875%, due 07/01/25	55,000	57,337
Dominion Energy, Inc. 3.900%, due 10/01/25	150,000	161,711
DTE Electric Co. 3.700%, due 03/15/45	50,000	55,846
Duke Energy Ohio, Inc. 4.300%, due 02/01/49	200,000	245,226
Energizer Holdings, Inc. 6.375%, due 07/15/26[5]	25,000	26,344
Exelon Corp. 3.400%, due 04/15/26	270,000	286,144
Exelon Generation Co. LLC 2.950%, due 01/15/20	170,000	170,329
Florida Power & Light Co. 5.950%, due 02/01/38	45,000	64,520
Georgia Power Co., Series C, 2.000%, due 09/08/20	100,000	100,034
Indiana Michigan Power Co., Series K, 4.550%, due 03/15/46	100,000	123,313
Northern States Power Co. 2.600%, due 05/15/23	50,000	50,963
Oncor Electric Delivery Co. LLC 3.750%, due 04/01/45	40,000	45,397
Southern Power Co. 5.250%, due 07/15/43	60,000	70,492

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2019

	Face amount	Value
Corporate bonds—(continued)
Electric-integrated—(concluded)
Talen Energy Supply LLC 6.625%, due 01/15/28[5]	$10,000	$9,675
7.250%, due 05/15/27[5]	5,000	4,963
10.500%, due 01/15/26[5]	35,000	31,815
Vistra Operations Co. LLC 5.000%, due 07/31/27[5]	65,000	67,112
5.500%, due 09/01/26[5]	85,000	89,250
Waste Pro USA, Inc. 5.500%, due 02/15/26[5]	25,000	26,000
		1,936,457
Energy-independent—0.4%
Apache Corp. 4.375%, due 10/15/28	150,000	154,157
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 7.000%, due 11/01/26[5]	20,000	16,519
10.000%, due 04/01/22[5]	24,000	24,060
California Resources Corp. 8.000%, due 12/15/22[5]	15,000	8,625
Canadian Natural Resources Ltd. 3.850%, due 06/01/27	200,000	211,845
Carrizo Oil & Gas, Inc. 6.250%, due 04/15/23	40,000	38,260
Centennial Resource Production LLC 6.875%, due 04/01/27[5]	20,000	20,000
Chesapeake Energy Corp. 7.500%, due 10/01/26	15,000	10,275
8.000%, due 06/15/27	20,000	14,450
Continental Resources, Inc. 5.000%, due 09/15/22	80,000	80,712
Gulfport Energy Corp. 6.375%, due 05/15/25	40,000	28,800
Hilcorp Energy I LP/Hilcorp Finance Co. 5.750%, due 10/01/25[5]	40,000	37,300
6.250%, due 11/01/28[5]	10,000	9,200
MEG Energy Corp. 6.500%, due 01/15/25[5]	45,000	45,225
Oasis Petroleum, Inc. 6.250%, due 05/01/26[5]	25,000	20,156
Occidental Petroleum Corp. 3.400%, due 04/15/26	50,000	50,859
Parsley Energy LLC/Parsley Finance Corp. 5.375%, due 01/15/25[5]	60,000	61,200
QEP Resources, Inc. 5.250%, due 05/01/23	25,000	21,875
SM Energy Co. 6.125%, due 11/15/22	38,000	35,340
6.625%, due 01/15/27	10,000	8,500
Whiting Petroleum Corp. 6.250%, due 04/01/23	35,000	27,475
WPX Energy, Inc. 5.250%, due 09/15/24	20,000	20,300
5.750%, due 06/01/26	35,000	36,312
		981,445
	Face amount	Value
Corporate bonds—(continued)
Energy-integrated—0.0%†
BP Capital Markets PLC 3.062%, due 03/17/22	$90,000	$92,487
Energy-refining & marketing—0.1%
Marathon Petroleum Corp. 4.750%, due 09/15/44	60,000	64,681
Sunoco LP/Sunoco Finance Corp. 5.500%, due 02/15/26	50,000	51,875
5.875%, due 03/15/28	15,000	15,600
		132,156
Environmental—0.0%†
Clean Harbors, Inc. 4.875%, due 07/15/27[5]	15,000	15,862
5.125%, due 07/15/29[5]	25,000	26,625
GFL Environmental, Inc. 5.375%, due 03/01/23[5]	50,000	50,250
8.500%, due 05/01/27[5]	15,000	16,425
		109,162
Finance-diversified—0.4%
Ally Financial, Inc. 4.125%, due 02/13/22	100,000	103,750
Bank of America Corp. 6.110%, due 01/29/37	250,000	334,674
Series Z, (fixed, converts to FRN on 10/23/24), 6.500%, due 10/23/24[8]	25,000	28,000
Bank of America Corp. GMTN 2.625%, due 04/19/21	290,000	292,803
Bank of America Corp. MTN 4.200%, due 08/26/24	120,000	129,510
NFP Corp. 6.875%, due 07/15/25[5]	8,000	7,980
Quicken Loans, Inc. 5.750%, due 05/01/25[5]	60,000	62,550
		959,267
Finance-other—0.7%
Dana Financing Luxembourg SARL 5.750%, due 04/15/25[5]	30,000	30,600
GE Capital International Funding Co. Unlimited Co. 2.342%, due 11/15/20	200,000	198,879
4.418%, due 11/15/35	200,000	203,203
General Electric Co. MTN 4.650%, due 10/17/21	100,000	103,576
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.250%, due 02/01/22	35,000	36,050
International Lease Finance Corp. 5.875%, due 08/15/22	300,000	329,494
KfW 2.290%, due 04/18/36[9]	105,000	76,028
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 5.250%, due 10/01/25[5]	65,000	66,300

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2019

	Face amount	Value
Corporate bonds—(continued)
Finance-other—(concluded)
National Rural Utilities Cooperative Finance Corp. 3.900%, due 11/01/28	$200,000	$226,004
Navient Corp. MTN 7.250%, due 01/25/22	50,000	54,813
Park Aerospace Holdings Ltd. 4.500%, due 03/15/23[5]	25,000	25,865
5.500%, due 02/15/24[5]	50,000	54,070
Springleaf Finance Corp. 5.625%, due 03/15/23	35,000	37,625
6.125%, due 03/15/24	30,000	32,700
7.125%, due 03/15/26	100,000	114,050
VFH Parent LLC/Orchestra Co-Issuer, Inc. 6.750%, due 06/15/22[5]	130,000	134,225
		1,723,482
Food/beverage—0.3%
Albertsons Cos. LLC/Safeway, Inc./New Albertson's LP/Albertson's LLC 5.875%, due 02/15/28[5]	15,000	15,808
6.625%, due 06/15/24	55,000	57,612
7.500%, due 03/15/26[5]	30,000	33,375
JBS USA LUX SA/JBS USA Finance, Inc. 5.875%, due 07/15/24[5]	100,000	102,625
6.750%, due 02/15/28[5]	50,000	55,750
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 5.500%, due 01/15/30[5]	25,000	26,500
6.500%, due 04/15/29[5]	30,000	33,225
Kraft Heinz Foods Co. 5.000%, due 06/04/42	40,000	41,265
5.200%, due 07/15/45	20,000	21,102
Kroger Co./The 2.800%, due 08/01/22	100,000	101,890
3.850%, due 08/01/23	160,000	169,338
Post Holdings, Inc. 5.500%, due 03/01/25[5]	45,000	47,081
5.500%, due 12/15/29[5]	5,000	5,286
		710,857
Gaming—0.2%
Caesars Resort Collection LLC/CRC Finco, Inc. 5.250%, due 10/15/25[5]	35,000	35,612
Eldorado Resorts, Inc. 6.000%, due 09/15/26	40,000	43,750
International Game Technology PLC 6.250%, due 01/15/27[5]	25,000	27,438
Jacobs Entertainment, Inc. 7.875%, due 02/01/24[5]	35,000	37,187
Mattel, Inc. 6.750%, due 12/31/25[5]	90,000	92,475
Penn National Gaming, Inc. 5.625%, due 01/15/27[5]	80,000	82,108
Scientific Games International, Inc. 8.250%, due 03/15/26[5]	50,000	53,000
10.000%, due 12/01/22	30,000	31,125
		402,695
	Face amount	Value
Corporate bonds—(continued)
Gas pipelines—0.5%
Cheniere Corpus Christi Holdings LLC 5.875%, due 03/31/25	$80,000	$89,200
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 5.625%, due 05/01/27[5]	25,000	24,992
5.750%, due 04/01/25	35,000	35,788
Delek Logistics Partners LP/Delek Logistics Finance Corp. 6.750%, due 05/15/25	50,000	50,000
Enterprise Products Operating LLC 2.850%, due 04/15/21	40,000	40,449
Genesis Energy LP/Genesis Energy Finance Corp. 6.000%, due 05/15/23	50,000	49,625
6.250%, due 05/15/26	30,000	28,662
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, due 02/15/26[5]	45,000	46,575
Kinder Morgan, Inc. 5.550%, due 06/01/45	120,000	144,004
MPLX LP 4.875%, due 06/01/25	70,000	77,286
PBF Logistics LP/PBF Logistics Finance Corp. 6.875%, due 05/15/23	25,000	25,688
Sabine Pass Liquefaction LLC 5.000%, due 03/15/27	80,000	88,356
Sunoco Logistics Partners Operations LP 4.000%, due 10/01/27	250,000	263,920
5.400%, due 10/01/47	100,000	111,537
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 5.500%, due 01/15/28[5]	30,000	28,238
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.000%, due 01/15/28	75,000	75,375
Williams Cos., Inc./The 4.300%, due 03/04/24	80,000	85,390
		1,265,085
Health care—0.3%
Abbott Laboratories 3.750%, due 11/30/26	62,000	68,224
Centene Corp. 5.375%, due 06/01/26[5]	25,000	26,726
CHS/Community Health Systems, Inc. 8.625%, due 01/15/24[5]	30,000	30,000
Medtronic, Inc. 4.375%, due 03/15/35	47,000	56,863
Molina Healthcare, Inc. 4.875%, due 06/15/25[5]	30,000	30,600
Select Medical Corp. 6.250%, due 08/15/26[5]	45,000	46,822
Tenet Healthcare Corp. 4.625%, due 07/15/24	35,000	36,006
4.875%, due 01/01/26[5]	35,000	35,966
5.125%, due 05/01/25	25,000	25,063
5.125%, due 11/01/27[5]	35,000	36,181
8.125%, due 04/01/22	55,000	59,257

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2019

	Face amount	Value
Corporate bonds—(continued)
Health care—(concluded)
UnitedHealth Group, Inc. 4.625%, due 07/15/35	$90,000	$110,541
WellCare Health Plans, Inc. 5.250%, due 04/01/25	50,000	52,352
Zimmer Biomet Holdings, Inc. 4.250%, due 08/15/35	50,000	50,960
		665,561
Health care providers & services—0.1%
Catalent Pharma Solutions, Inc. 5.000%, due 07/15/27[5]	30,000	31,428
Envision Healthcare Corp. 8.750%, due 10/15/26[5]	25,000	13,625
HCA, Inc. 5.375%, due 02/01/25	120,000	133,200
Hologic, Inc. 4.375%, due 10/15/25[5]	10,000	10,225
4.625%, due 02/01/28[5]	10,000	10,338
MEDNAX, Inc. 6.250%, due 01/15/27[5]	20,000	19,600
		218,416
Home construction—0.1%
Beazer Homes USA, Inc. 5.875%, due 10/15/27	25,000	23,687
KB Home 6.875%, due 06/15/27	40,000	45,000
Lennar Corp. 5.250%, due 06/01/26	25,000	27,219
Shea Homes LP/Shea Homes Funding Corp. 5.875%, due 04/01/23[5]	45,000	46,350
Williams Scotsman International, Inc. 6.875%, due 08/15/23[5]	30,000	31,425
		173,681
Insurance—0.4%
Allstate Corp./The 3.850%, due 08/10/49	50,000	57,716
Aon PLC 3.875%, due 12/15/25	60,000	65,070
Berkshire Hathaway Finance Corp. 3.000%, due 05/15/22	150,000	155,063
CNO Financial Group, Inc. 5.250%, due 05/30/29	15,000	16,575
Hartford Financial Services Group, Inc./The 5.950%, due 10/15/36	30,000	39,580
HUB International Ltd. 7.000%, due 05/01/26[5]	50,000	50,750
Lincoln National Corp. 4.000%, due 09/01/23	150,000	160,107
MetLife, Inc. 4.125%, due 08/13/42	80,000	91,787
Prudential Financial, Inc. MTN 6.625%, due 06/21/40	60,000	88,537
	Face amount	Value
Corporate bonds—(continued)
Insurance—(concluded)
Teachers Insurance & Annuity Association of America 4.270%, due 05/15/47[5]	$100,000	$117,026
		842,211
Leisure—0.1%
NCL Corp. Ltd. 4.750%, due 12/15/21[5]	36,000	36,405
Royal Caribbean Cruises Ltd. 2.650%, due 11/28/20	200,000	200,772
Viking Cruises Ltd. 5.875%, due 09/15/27[5]	40,000	41,650
VOC Escrow Ltd. 5.000%, due 02/15/28[5]	40,000	41,000
		319,827
Lodging—0.1%
Boyne USA, Inc. 7.250%, due 05/01/25[5]	20,000	21,825
Hilton Domestic Operating Co., Inc. 4.250%, due 09/01/24	35,000	35,700
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp. 6.750%, due 11/15/21[5]	40,000	40,900
10.250%, due 11/15/22[5]	60,000	63,675
		162,100
Machinery-diversified—0.1%
John Deere Capital Corp. MTN 2.450%, due 09/11/20	40,000	40,234
SPX FLOW, Inc. 5.625%, due 08/15/24[5]	34,000	35,487
Tennant Co. 5.625%, due 05/01/25	30,000	30,975
United Rentals North America, Inc. 5.875%, due 09/15/26	40,000	42,900
6.500%, due 12/15/26	25,000	27,188
		176,784
Manufacturing-diversified—0.0%†
Mueller Water Products, Inc. 5.500%, due 06/15/26[5]	45,000	47,363
Media—0.1%
Altice Luxembourg SA 7.750%, due 05/15/22[5]	200,000	205,105
10.500%, due 05/15/27[5]	40,000	43,500
Gray Television, Inc. 7.000%, due 05/15/27[5]	35,000	38,271
Nexstar Escrow, Inc. 5.625%, due 07/15/27[5]	10,000	10,425
		297,301

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2019

	Face amount	Value
Corporate bonds—(continued)
Media-broadcast/outdoor—0.3%
Clear Channel Worldwide Holdings, Inc., Series A, 6.500%, due 11/15/22	$100,000	$102,167
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, due 08/15/26[5]	30,000	31,500
Entercom Media Corp. 7.250%, due 11/01/24[5]	40,000	40,650
Liberty Interactive LLC 8.250%, due 02/01/30	30,000	31,725
Netflix, Inc. 5.875%, due 02/15/25	100,000	110,375
Nexstar Broadcasting, Inc. 5.625%, due 08/01/24[5]	50,000	52,000
Sirius XM Radio, Inc. 5.375%, due 04/15/25[5]	100,000	103,750
5.500%, due 07/01/29[5]	30,000	32,691
TWDC Enterprises 18 Corp. GMTN 2.150%, due 09/17/20	50,000	50,111
Walt Disney Co./The 4.950%, due 10/15/45[5]	170,000	230,770
		785,739
Media-cable—0.6%
Altice France SA 6.250%, due 05/15/24[5]	200,000	206,184
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125%, due 05/01/27[5]	20,000	21,150
5.750%, due 02/15/26[5]	85,000	89,994
5.875%, due 04/01/24[5]	150,000	156,188
5.875%, due 05/01/27[5]	75,000	79,875
Charter Communications Operating LLC/Charter Communications Operating Capital 4.200%, due 03/15/28	150,000	159,644
Comcast Corp. 3.969%, due 11/01/47	135,000	151,697
4.600%, due 10/15/38	75,000	90,776
DISH DBS Corp. 5.875%, due 11/15/24	35,000	33,296
NBCUniversal Media LLC 4.375%, due 04/01/21	40,000	41,489
Time Warner Cable, Inc. 6.550%, due 05/01/37	25,000	30,268
Time Warner Entertainment Co. LP 8.375%, due 03/15/23	35,000	41,557
Unitymedia GmbH 6.125%, due 01/15/25[5]	200,000	208,600
		1,310,718
Media-diversified—0.0%†
TEGNA, Inc. 6.375%, due 10/15/23	40,000	41,120
Media-non cable—0.1%
Intelsat Jackson Holdings SA 5.500%, due 08/01/23	125,000	113,750
	Face amount	Value
Corporate bonds—(continued)
Media-non cable—(concluded)
8.000%, due 02/15/24[5]	$20,000	$20,825
8.500%, due 10/15/24[5]	25,000	24,813
9.750%, due 07/15/25[5]	25,000	25,656
		185,044
Metals & mining—0.2%
Alcoa Nederland Holding BV 6.750%, due 09/30/24[5]	10,000	10,500
Freeport-McMoRan, Inc. 4.550%, due 11/14/24	25,000	25,245
5.450%, due 03/15/43	30,000	27,375
6.875%, due 02/15/23	15,000	15,819
Hudbay Minerals, Inc. 7.250%, due 01/15/23[5]	35,000	36,132
Kinross Gold Corp. 5.950%, due 03/15/24	150,000	166,740
Novelis Corp. 5.875%, due 09/30/26[5]	50,000	52,813
Southern Copper Corp. 6.750%, due 04/16/40	90,000	117,450
Tms International Holding Corp. 7.250%, due 08/15/25[5]	50,000	47,750
		499,824
Oil & gas—0.3%
Callon Petroleum Co. 6.125%, due 10/01/24	15,000	14,550
Ecopetrol SA 5.375%, due 06/26/26	225,000	251,930
Equinor ASA 4.800%, due 11/08/43	50,000	64,739
Marathon Oil Corp. 4.400%, due 07/15/27	125,000	134,636
Nabors Industries, Inc. 5.750%, due 02/01/25	25,000	20,000
Noble Holding International Ltd. 6.200%, due 08/01/40	35,000	16,275
Precision Drilling Corp. 7.750%, due 12/15/23	15,000	14,812
Shell International Finance BV 4.375%, due 05/11/45	100,000	122,525
Suncor Energy, Inc. 4.000%, due 11/15/47	50,000	55,078
Transocean Guardian Ltd. 5.875%, due 01/15/24[5]	8,900	8,978
Transocean Pontus Ltd. 6.125%, due 08/01/25[5]	8,900	9,024
Transocean, Inc. 9.000%, due 07/15/23[5]	10,000	10,337
		722,884
Oil field equipment & services—0.1%
Archrock Partners LP/Archrock Partners Finance Corp. 6.875%, due 04/01/27[5]	30,000	31,425

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2019

	Face amount	Value
Corporate bonds—(continued)
Oil field equipment & services—(concluded)
Calfrac Holdings LP 8.500%, due 06/15/26[5]	$30,000	$18,900
McDermott Technology Americas, Inc./McDermott Technology US, Inc. 10.625%, due 05/01/24[5]	15,000	10,594
Transocean Phoenix 2 Ltd. 7.750%, due 10/15/24[5]	18,750	19,805
USA Compression Partners LP/USA Compression Finance Corp. 6.875%, due 04/01/26	25,000	25,625
6.875%, due 09/01/27[5]	20,000	20,571
		126,920
Packaging & containers—0.1%
Crown Americas LLC/Crown Americas Capital Corp. VI 4.750%, due 02/01/26	25,000	26,250
Flex Acquisition Co., Inc. 7.875%, due 07/15/26[5]	65,000	58,825
Graphic Packaging International LLC 4.750%, due 07/15/27[5]	15,000	15,750
Greif, Inc. 6.500%, due 03/01/27[5]	15,000	15,750
Mauser Packaging Solutions Holding Co. 7.250%, due 04/15/25[5]	25,000	23,875
OI European Group BV 4.000%, due 03/15/23[5]	50,000	50,375
Owens-Brockway Glass Container, Inc. 5.875%, due 08/15/23[5]	30,000	31,950
Trident TPI Holdings, Inc. 6.625%, due 11/01/25[5]	25,000	21,562
		244,337
Pharmaceuticals—0.5%
AbbVie, Inc. 2.500%, due 05/14/20	120,000	120,177
3.200%, due 05/14/26	30,000	30,702
Allergan Funding SCS 3.000%, due 03/12/20	50,000	50,153
3.800%, due 03/15/25	90,000	94,686
Bausch Health Americas, Inc. 8.500%, due 01/31/27[5]	65,000	72,149
Bausch Health Cos., Inc. 5.875%, due 05/15/23[5]	19,000	19,238
7.000%, due 03/15/24[5]	60,000	63,370
9.000%, due 12/15/25[5]	70,000	78,487
Biogen, Inc. 4.050%, due 09/15/25	100,000	108,594
5.200%, due 09/15/45	50,000	60,253
Bristol-Myers Squibb Co. 3.200%, due 06/15/26[5]	200,000	211,625
Eagle Holding Co. II LLC, 7.625% Cash or 8.375% PIK, 7.625%, due 05/15/22[5,10]	10,000	10,100
	Face amount	Value
Corporate bonds—(continued)
Pharmaceuticals—(concluded)
Eli Lilly & Co. 2.350%, due 05/15/22	$80,000	$81,151
Jaguar Holding Co. II/Pharmaceutical Product Development LLC 6.375%, due 08/01/23[5]	50,000	51,625
Pfizer, Inc. 7.200%, due 03/15/39	70,000	110,885
		1,163,195
Railroads—0.1%
Burlington Northern Santa Fe LLC 3.050%, due 03/15/22	150,000	154,053
5.150%, due 09/01/43	60,000	78,014
Norfolk Southern Corp. 3.250%, due 12/01/21	70,000	71,527
		303,594
Real estate investment trusts—0.2%
AvalonBay Communities, Inc. GMTN 3.450%, due 06/01/25	70,000	74,632
Boston Properties LP 2.750%, due 10/01/26	40,000	40,645
ERP Operating LP 4.750%, due 07/15/20	35,000	35,560
iStar, Inc. 5.250%, due 09/15/22	50,000	51,250
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 4.500%, due 09/01/26	38,000	39,805
Ventas Realty LP 3.500%, due 02/01/25	35,000	36,831
3.750%, due 05/01/24	90,000	95,489
VEREIT Operating Partnership LP 4.875%, due 06/01/26	15,000	16,790
		391,002
Restaurants—0.1%
1011778 BC ULC/New Red Finance, Inc. 5.000%, due 10/15/25[5]	40,000	41,300
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC 4.750%, due 06/01/27[5]	35,000	36,662
McDonald's Corp. MTN 3.800%, due 04/01/28	100,000	110,855
4.875%, due 12/09/45	20,000	24,657
		213,474
Retail—0.0%†
Bed Bath & Beyond, Inc. 5.165%, due 08/01/44	50,000	34,883
Retail-specialty—0.1%
Beacon Roofing Supply, Inc. 6.375%, due 10/01/23	25,000	25,884

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2019

	Face amount	Value
Corporate bonds—(continued)
Retail-specialty—(concluded)
CVS Health Corp. 3.500%, due 07/20/22	$60,000	$62,148
4.300%, due 03/25/28	65,000	70,950
Home Depot, Inc./The 2.125%, due 09/15/26	50,000	50,245
3.350%, due 09/15/25	40,000	42,973
		252,200
Technology-hardware—0.1%
Equinix, Inc. 5.375%, due 05/15/27	65,000	70,221
NCR Corp. 6.125%, due 09/01/29[5]	20,000	21,227
6.375%, due 12/15/23	75,000	77,339
Western Digital Corp. 4.750%, due 02/15/26	50,000	51,173
		219,960
Technology-software—0.9%
Apple, Inc. 3.850%, due 05/04/43	210,000	239,660
4.650%, due 02/23/46	50,000	63,947
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.125%, due 01/15/25	40,000	39,507
CDK Global, Inc. 5.250%, due 05/15/29[5]	10,000	10,325
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc. 5.750%, due 03/01/25[5]	40,000	40,258
CommScope Technologies LLC 6.000%, due 06/15/25[5]	75,000	66,937
CommScope, Inc. 8.250%, due 03/01/27[5]	15,000	14,700
Dell International LLC/EMC Corp. 4.420%, due 06/15/21[5]	50,000	51,590
Fiserv, Inc. 3.200%, due 07/01/26	90,000	94,195
Infor US, Inc. 6.500%, due 05/15/22	100,000	101,625
International Business Machines Corp. 5.875%, due 11/29/32	100,000	135,260
IQVIA, Inc. 5.000%, due 05/15/27[5]	25,000	26,406
Iron Mountain, Inc. 4.875%, due 09/15/27[5]	40,000	41,075
Microsoft Corp. 2.375%, due 02/12/22	180,000	182,933
3.300%, due 02/06/27	150,000	164,004
4.450%, due 11/03/45	220,000	284,792
MSCI, Inc. 5.375%, due 05/15/27[5]	15,000	16,133
5.750%, due 08/15/25[5]	25,000	26,250
	Face amount	Value
Corporate bonds—(continued)
Technology-software—(concluded)
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.875%, due 06/18/26[5]	$95,000	$99,840
Oracle Corp. 2.500%, due 05/15/22	130,000	131,840
5.375%, due 07/15/40	70,000	93,862
Qorvo, Inc. 5.500%, due 07/15/26	30,000	32,026
Texas Instruments, Inc. 1.850%, due 05/15/22	90,000	90,153
		2,047,318
Telecom-wireless—0.2%
America Movil SAB de CV 3.125%, due 07/16/22	40,000	41,154
Rogers Communications, Inc. 5.000%, due 03/15/44	40,000	49,895
Sprint Corp. 7.625%, due 02/15/25	30,000	33,562
7.875%, due 09/15/23	100,000	112,500
T-Mobile USA, Inc. 6.375%, due 03/01/25	100,000	103,550
ViaSat, Inc. 5.625%, due 09/15/25[5]	50,000	50,375
5.625%, due 04/15/27[5]	15,000	15,938
		406,974
Telephone-integrated—0.7%
AT&T, Inc. 3.550%, due 06/01/24	150,000	157,660
4.350%, due 06/15/45	70,000	74,908
6.000%, due 08/15/40	170,000	213,212
CenturyLink, Inc., Series Y, 7.500%, due 04/01/24	25,000	27,749
Deutsche Telekom International Finance BV 8.750%, due 06/15/30[7]	150,000	223,863
Frontier Communications Corp. 7.125%, due 01/15/23	25,000	12,750
8.000%, due 04/01/27[5]	15,000	15,638
11.000%, due 09/15/25	40,000	20,300
Level 3 Financing, Inc. 5.375%, due 05/01/25	100,000	104,000
Sprint Capital Corp. 6.875%, due 11/15/28	30,000	33,262
8.750%, due 03/15/32	80,000	100,198
Verizon Communications, Inc. 3.376%, due 02/15/25	193,000	204,933
4.016%, due 12/03/29[5]	282,000	318,518
4.862%, due 08/21/46	50,000	62,261
		1,569,252
Textiles & apparel—0.0%†
William Carter Co./The 5.625%, due 03/15/27[5]	10,000	10,650

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2019

	Face amount	Value
Corporate bonds—(concluded)
Tobacco—0.1%
Philip Morris International, Inc. 2.900%, due 11/15/21	$130,000	$132,139
Reynolds American, Inc. 5.700%, due 08/15/35	70,000	81,457
		213,596
Transportation services—0.1%
FedEx Corp. 4.550%, due 04/01/46	80,000	87,208
United Parcel Service, Inc. 3.750%, due 11/15/47	50,000	55,232
		142,440
Utilities—0.0%†
HD Supply, Inc. 5.375%, due 10/15/26[5]	25,000	26,630
Total corporate bonds (cost—$28,374,528)		29,629,344
Non-US government obligations—0.6%
Chile Government International Bond 3.125%, due 01/21/26	200,000	213,302
3.250%, due 09/14/21	100,000	102,969
Colombia Government International Bond 8.125%, due 05/21/24	260,000	325,650
Israel Government AID Bond 5.500%, due 09/18/33	175,000	250,983
Panama Government International Bond 6.700%, due 01/26/36	90,000	131,625
8.875%, due 09/30/27	60,000	87,037
Republic of Poland Government International Bond 5.000%, due 03/23/22	35,000	37,691
Uruguay Government International Bond 4.125%, due 11/20/45	130,000	143,853
Total non-US government obligations (cost—$1,190,993)		1,293,110
Municipal bonds—0.2%
California—0.1%
State of California (Build America Bonds) 7.550%, due 04/01/39	205,000	343,730
	Face amount	Value
Municipal bonds—(concluded)
New York—0.0%†
Metropolitan Transportation Authority Revenue (Build America Bonds) 6.668%, due 11/15/39	$40,000	$59,935
Tennessee—0.1%
Tennessee Valley Authority 2.875%, due 09/15/24	120,000	127,866
Total municipal bonds (cost—$456,215)		531,531
Short-term US government obligations—9.8%[11]
US Treasury Bills 2.409%, due 04/23/20	20,000,000	19,696,915
2.410%, due 11/07/19	3,000,000	2,986,874
Total short-term US government obligations (cost—$22,683,789)		22,683,789
	Number of shares
Short-term investment—6.3%
Investment company—6.3%
State Street Institutional U.S. Government Money Market Fund (cost—$14,601,067)	14,601,067	14,601,067
Investment of cash collateral from securities loaned—2.9%
Money market fund—2.9%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$6,826,757)	6,826,757	6,826,757

	Number of contracts	Notional amount
Option purchased—0.0%†
Put option—0.0%†
S&P 500 Index, strike @ 2,700, expires 09/20/19 (cost—$208,792)	41	$11,070,000	30,135
Total investments (cost—$218,047,161)—101.3%			234,430,824
Liabilities in excess of other assets—(1.3)%			(3,079,271)
Net assets—100.0%			$231,351,553

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 26.

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2019

Futures contracts

Number of contracts		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
410	Russell 1000 Value E-Mini Index Futures	September 2019	$25,198,805	$25,069,450	$(129,355)
196	Russell 2000 Value E-Mini Index Futures	September 2019	15,070,048	14,643,160	(426,888)
US treasury futures buy contracts:
2	US Long Bond Futures	December 2019	$329,565	$330,500	$935
12	US Treasury Note 5 Year Futures	December 2019	1,438,987	1,439,719	732
3	US Ultra Bond Futures	December 2019	589,020	592,312	3,292
Total			$42,626,425	$42,075,141	$(551,284)
US Treasury futures sell contracts:
7	US Treasury Note 10 Year Futures	December 2019	$(921,912)	$(922,031)	$(119)
4	US Treasury Note 2 Year Futures	December 2019	(864,432)	(864,469)	(37)
9	US Ultra Treasury Note 10 Year Futures	December 2019	(1,293,033)	(1,299,937)	(6,904)
Total			$(3,079,377)	$(3,086,437)	$(7,060)
Net unrealized depreciation					$(558,344)

Centrally cleared credit default swap agreements on credit indices—buy protection12

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[13]	Upfront payments received	Value	Unrealized depreciation
CDX North American High Yield 32 Index	USD	5,643	06/20/24	Quarterly	5.000%	$301,295	$(432,020)	$(130,725)
CDX North American Investment Grade 32 Index	USD	6,800	06/20/24	Quarterly	1.000	106,160	(156,368)	(50,208)
Total						$407,455	$(588,388)	$(180,933)

OTC total return swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[13]	Payments received by the Portfolio[13]	Upfront payments received (made)	Value	Unrealized appreciation
JPMCB	USD	500	09/20/19	Quarterly	3 Month USD LIBOR	IBOXX Liquid High Yield Index	$—	$22,779	$22,779
JPMCB	USD	400	09/20/19	Quarterly	3 Month USD LIBOR	IBOXX Liquid High Yield Index	—	12,540	12,540
MSCI	USD	400	09/20/19	Quarterly	3 Month USD LIBOR	IBOXX Liquid High Yield Index	—	12,906	12,906
Total							$—	$48,225	$48,225

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2019

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of August 31, 2019 in valuing the Fund's investments. In the event the Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$99,834,788	$—	$—	$99,834,788
Exchange traded fund	9,673,637	—	—	9,673,637
Preferred stock	—	—	0	0
US government obligations	—	18,416,249	—	18,416,249
Mortgage & agency debt securities	—	17,932,641	—	17,932,641
Asset-backed securities	—	5,963,781	—	5,963,781
Commercial mortgage-backed securities	—	7,013,995	—	7,013,995
Corporate bonds	—	29,629,344	—	29,629,344
Non-US government obligations	—	1,293,110	—	1,293,110
Municipal bonds	—	531,531	—	531,531
Short-term US government obligations	—	22,683,789	—	22,683,789
Short-term investment	—	14,601,067	—	14,601,067
Investment of cash collateral from securities loaned	—	6,826,757	—	6,826,757
Option purchased	30,135	—	—	30,135
Futures contracts	4,959	—	—	4,959
Swap agreements	—	48,225	—	48,225
Total	$109,543,519	$124,940,489	$0	$234,484,008
Liabilities
Futures contracts	$(563,303)	$—	$—	$(563,303)
Swap agreements	—	(588,388)	—	(588,388)
Total	$(563,303)	$(588,388)	$—	$(1,151,691)

At August 31, 2019, there were no transfers between Level 1 and Level 2.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

Portfolio footnotes

†  Amount represents less than 0.05%

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

3  Security fair valued by a Valuation Committee under the direction of the Board of Trustees.

4  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

5  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $14,753,839, represented 6.4% of the Fund's net assets at period end.

6  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

7  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

8  Perpetual investment. Date shown reflects the next call date.

9  Rate shown reflects annualized yield at the period end on zero coupon bond.

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2019

10  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

11  Rate shown is the discount rate at the date of purchase unless otherwise noted.

12  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

13  Payments made or received are based on the notional amount.

Portfolio acronyms:

ADR  American Depositary Receipt

AID  Anticipation Certificates of Indebtedness

ETF  Exchange Traded Fund

FRN  Floating Rate Note

GMTN  Global Medium Term Note

JPMCB  JPMorgan Chase Bank

LIBOR  London Interbank Offered Rate

MSCI  Morgan Stanley Capital International

MTN  Medium Term Note

OEM  Original Equipment Manufacturer

OTC  Over The Counter

TIPS  Treasury inflation protected securities

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Statement of assets and liabilities
August 31, 2019

Assets:
Investments, at value (cost—$218,047,161)[1]	$234,430,824
Cash	32
Cash collateral on futures contracts	1,509,194
Cash collateral on swap agreements	255,830
Due from broker	1,595,745
Receivable for investments sold	1,165,157
Receivable for fund shares sold	3,335
Receivable for dividends and interest	724,000
Receivable for foreign tax reclaims	16
Receivable for variation margin on centrally cleared swap agreements	136,621
OTC swap agreements, at value	48,225
Other assets	14,700
Total assets	239,883,679
Liabilities:
Payable for cash collateral from securities loaned	6,826,757
Payable for investments purchased	488,492
Payable for fund shares redeemed	280,059
Payable to affiliates	141,798
Payable for variation margin on futures contracts	557,987
Accrued expenses and other liabilities	237,033
Total liabilities	8,532,126
Net assets	231,351,553
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	210,534,464
Distributable earnings	20,817,089
Net assets	$231,351,553
Class A
Net assets	$203,856,889
Shares outstanding	4,406,157
Net asset value per share	$46.27
Maximum offering price per share (net asset value plus maximum sales charge of 5.50%)	$48.96
Class P
Net assets	$27,494,664
Shares outstanding	581,855
Net asset value and offering price per share	$47.25

1  Includes $7,461,645 of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Statement of operations
For the year ended August 31, 2019

Investment income:
Dividends	$1,628,835
Interest	3,777,681
Securities lending	10,653
Foreign tax withheld	(1,386)
Total income	5,415,783
Expenses:
Investment management and administration fees	1,172,195
Service fees–Class A	500,691
Service and distribution fees–Class C	16,753
Transfer agency and related services fees–Class A	127,135
Transfer agency and related services fees–Class C	4,860
Transfer agency and related services fees–Class P	11,799
Custody and fund accounting fees	47,498
Trustees' fees	15,253
Professional services	175,912
Shareholder reports	70,958
State registration fees	47,398
Insurance expense	2,777
Other expenses	29,456
Total expenses	2,222,685
Net investment income	3,193,098
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	5,576,897
Futures contracts	(974,008)
Swap agreements	(395,261)
Net realized gain	4,207,628
Change in net unrealized appreciation (depreciation) on:
Investments	(6,007,170)
Futures contracts	(994,679)
Swap agreements	144,459
Change in net unrealized appreciation (depreciation)	(6,857,390)
Net realized and unrealized loss from investment activities	(2,649,762)
Net increase in net assets resulting from operations	$543,336

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Statement of changes in net assets

	For the years ended August 31,
	2019	2018
From operations:
Net investment income	$3,193,098	$1,978,418
Net realized gains	4,207,628	18,799,327
Change in net unrealized appreciation (depreciation)	(6,857,390)	3,911,437
Net increase in net assets resulting from operations	543,336	24,689,182
Total distributions–Class A1	(20,454,739)	(3,837,264)
Total distributions–Class C2	—	(1,121,306)
Total distributions–Class P3	(2,688,046)	(721,003)
Total distributions	(23,142,785)	(5,679,573)
From beneficial interest transactions:
Proceeds from shares sold	4,008,755	7,007,214
Cost of shares redeemed	(27,493,243)	(29,681,697)
Shares issued on reinvestment of dividends and distributions	20,669,180	5,111,443
Net decrease in net assets from beneficial interest transactions	(2,815,308)	(17,563,040)
Net increase (decrease) in net assets	(25,414,757)	1,446,569
Net assets:
Beginning of year	256,766,310	255,319,741
End of year	$231,351,553	$256,766,310[4]

1  Distribution balances are presented in total to conform with SEC Regulation S-X amendments, effective November 5, 2018. For the period ended August 31, 2018, distribution from net investment income and net realized gains for Class A were $(900,941) and $(2,936,323), respectively.

2  Distribution balances are presented in total to conform with SEC Regulation S-X amendments, effective November 5, 2018. For the period ended August 31, 2018, all distributions were made from net realized gains for Class C.

3  Distribution balances are presented in total to conform with SEC Regulation S-X amendments, effective November 5, 2018. For the period ended August 31, 2018, distribution from net investment income and net realized gains for Class P were $(226,637) and $(494,366), respectively.

4  Includes accumulated undistributed net investment income of $1,662,451.

See accompanying notes to financial statements

UBS U.S. Allocation Fund
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended August 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$51.30	$47.61	$43.06	$40.23	$39.87
Net investment income[1]	0.61	0.44	0.28	0.17	0.07
Net realized and unrealized gain (loss)	(0.89)	4.37	4.45	2.65	0.38
Net increase from payment by Advisor	—	—	—	0.01	—
Net increase (decrease) from operations	(0.28)	4.81	4.73	2.83	0.45
Dividends from net investment income	(0.51)	(0.26)	(0.18)	—	(0.09)
Distributions from net realized gain	(4.24)	(0.86)	—	—	—
Total dividends and distributions	(4.75)	(1.12)	(0.18)	—	(0.09)
Net asset value, end of year	$46.27	$51.30	$47.61	$43.06	$40.23
Total investment return[2]	0.84%	10.24%	11.03%	7.03%[3]	1.13%
Ratios to average net assets:
Expenses	0.98%	1.00%[4]	1.01%	1.02%	0.99%
Net investment income	1.33%	0.89%	0.63%	0.42%	0.16%
Supplemental data:
Net assets, end of year (000's)	$203,857	$170,947	$166,224	$157,979	$161,437
Portfolio turnover	86%	132%	253%	260%	283%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3  During the year ended August 31, 2016, the Advisor reimbursed the Fund for a trading error in the amount of $71,624. If payment from Advisor was not made, total return would have been 7.01% for Class A.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

UBS U.S. Allocation Fund
Financial highlights (concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class P

	Years ended August 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$52.27	$48.49	$43.84	$40.85	$40.45
Net investment income[1]	0.75	0.58	0.42	0.29	0.18
Net realized and unrealized gain (loss)	(0.92)	4.45	4.53	2.69	0.38
Net increase from payment by Advisor	—	—	—	0.01	—
Net increase (decrease) from operations	(0.17)	5.03	4.95	2.99	0.56
Dividends from net investment income	(0.61)	(0.39)	(0.30)	—	(0.16)
Distributions from net realized gain	(4.24)	(0.86)	—	—	—
Total dividends and distributions	(4.85)	(1.25)	(0.30)	—	(0.16)
Net asset value, end of year	$47.25	$52.27	$48.49	$43.84	$40.85
Total investment return[2]	1.08%	10.52%	11.36%	7.32%[3]	1.40%
Ratios to average net assets:
Expenses	0.71%	0.74%[4]	0.73%	0.74%	0.73%
Net investment income	1.60%	1.16%	0.91%	0.69%	0.43%
Supplemental data:
Net assets, end of year (000's)	$27,495	$29,196	$28,279	$23,617	$24,749
Portfolio turnover	86%	132%	253%	260%	283%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3  During the year ended August 31, 2016, the Advisor reimbursed the Fund for a trading error in the amount of $71,624. If payment from Advisor was made, total return would have been 7.29% for Class P.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Notes to financial statements

Organization and significant accounting policies

UBS U.S. Allocation Fund (the "Fund") is a series of UBS Investment Trust (the "Trust") and is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, diversified management investment company. The Trust was organized on March 28, 1991, as a business trust under the laws of the Commonwealth of Massachusetts and currently has one operating series.

UBS Asset Management (Americas) Inc. ("UBS AM" or the "Advisor") serves as the investment advisor and administrator for the Fund. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as the principal underwriter for the Fund. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Fund currently offers Class A and Class P shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class P shares have no service or distribution plan.

Prior to July 12, 2018, the Fund offered Class C shares. At the recommendation of UBS Asset Management (Americas) Inc., the Fund's investment advisor, the Board of Trustees of the Trust approved the closure of Class C shares of the Fund and the automatic conversion of Class C shares of the Fund into Class A shares of the Fund (the "Conversion").

Effective on July 12, 2018 (the "Closure Date"), the Fund ceased offering Class C shares. New or additional investments into Class C shares, including investments through an automatic investment plan, were not permitted after the Closure Date.

Effective on October 12, 2018 (the "Conversion Date"), all outstanding Class C shares of the Fund were automatically converted into Class A shares of the Fund. From the Closure Date to the Conversion Date (the "Conversion Period"), 12b-1 distribution fees (0.75% of average net assets) and any contingent deferred sales charges applicable to Class C shares were waived; 12b-1 service fees (0.25% of average net assets) continued to be assessed. Upon conversion each Class C shareholder will own Class A shares having an aggregate value equal to the aggregate value of Class C shares held by that shareholder as of the close of business on the Conversion Date. Any contingent deferred sales charges applicable to Class C shares were waived in connection with the conversion to Class A shares. The 12b-1 service fee applicable to Class A shares applied to the converted shares. It is anticipated that the conversion of Class C shares into Class A shares will be tax-free for federal income tax purposes.

In the normal course of business the Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

UBS U.S. Allocation Fund

Notes to financial statements

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): "Premium Amortization On Purchased Callable Debt Securities" ("ASU 2017-08"). The update provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. ASU 2017-08 is effective for annual periods beginning after December 15, 2018. Management is currently assessing the potential impact of these changes to future financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management is currently assessing the potential impact of these changes to future financial statements.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the specific identified cost method. Dividend income and expense are recorded net of withholding taxes on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class-specific expenses are charged directly to the applicable class of shares.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from investment income and distributions from realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests.

The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Valuation of investments

The Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national

UBS U.S. Allocation Fund

Notes to financial statements

holidays and Good Friday. To the extent that the Fund's assets are traded in other markets on days when the NYSE is not open, the value of the Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/ or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees (the "Board"). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Fund invests may be traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund's use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts, if any, are valued daily using forward exchange rates quoted by independent pricing services.

OTC swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the

UBS U.S. Allocation Fund

Notes to financial statements

swap is valued at fair value as determined in good faith by or under the direction of the Board. Centrally cleared swaps, if any, are valued using prices from the central counterparty clearing houses.

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee ("VC") the responsibility for making fair value determinations with respect to the Fund's portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of Fund's Portfolio of investments.

Investments

Treasury Inflation Protected Securities—The Fund may purchase Treasury inflation protected securities ("TIPS") which are debt securities issued by the U.S. Treasury. TIPS adjust for inflation based on changes in the published Consumer Price Index ("CPI"). During periods of inflation when the CPI index increases, the principal amount of the debt to which the rate of interest is applied increases, which in turn increases the yield. During periods of deflation when the CPI index decreases, the principal amount of the debt to which the rate of interest is applied decreases, which in turn lowers the yield. At maturity, TIPS return the higher of the principal amount at maturity or the initial face amount of the debt.

Real estate investment trusts—The Fund may invest in real estate investment trusts ("REITs"). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its

UBS U.S. Allocation Fund

Notes to financial statements

tax year as a return of capital and/or capital gains. The Fund estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Fund updates its accounting and/or tax books and records.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM to present minimal credit risk.

The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS AM in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund potentially exposed to a fee for uninvested cash held in a business account at a bank.

Securities traded on to-be-announced basis—The Fund may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Mortgage-backed securities—The Fund may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National

UBS U.S. Allocation Fund

Notes to financial statements

Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates.

Asset-backed securities—The Fund may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Restricted securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund's portfolio footnotes.

Derivative instruments

Purchased options—The Fund may purchase put and call options in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments, at value.

UBS U.S. Allocation Fund

Notes to financial statements

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Futures contracts—The Fund may purchase or sell futures contracts as part of its investment strategy, to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin", generally are made or received by the Fund, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Swap agreements—The Fund may engage in swap agreements, including, but not limited to, credit default swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Fund typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall

UBS U.S. Allocation Fund

Notes to financial statements

or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques, risks, and transaction costs different from those associated with ordinary portfolio security transactions, including assumptions about market conditions, interest rates, and other applicable factors. As a result, the performance of the Fund will be different than if it had used ordinary portfolio security transactions. OTC swap agreements do not involve the delivery of securities and are subject to counter-party risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

UBS U.S. Allocation Fund

Notes to financial statements

Derivatives by underlying risk—Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in the Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended August 31, 2019.

Swap agreements entered into by the Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of August 31, 2019, if any, is reflected in the Statement of assets and liabilities.

At August 31, 2019, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Options purchased	$—	$—	$—	$30,135	$30,135
Futures contracts	4,959	—	—	—	4,959
Swap agreements	—	—	—	48,225	48,225
Total value	$4,959	$—	$—	$78,360	$83,319

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Futures contracts	$(7,060)	$—	$—	$(556,243)	$(563,303)
Swap agreements	—	—	(588,388)	—	(588,388)
Total value	$(7,060)	$—	$(588,388)	$(556,243)	$(1,151,691)

During the year ended August 31, 2019, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Net realized gain (loss)[3]
Options purchased	$(19,094)	$—	$—	$(915,187)	$(934,281)
Futures contracts	(237,628)	—	—	(736,380)	(974,008)
Swap agreements	—	—	(435,528)	40,267	(395,261)
Total net realized gain (loss)	$(256,722)	$—	$(435,528)	$(1,611,300)	$(2,303,550)

UBS U.S. Allocation Fund

Notes to financial statements

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Net change in unrealized appreciation (depreciation)[4]
Options purchased	$—	$—	$—	$671,201	$671,201
Futures contracts	2,124	—	—	(996,803)	(994,679)
Swap agreements	—	—	128,464	15,995	144,459
Net change in appreciation (depreciation)	$2,124	$—	$128,464	$(309,607)	$(179,019)

1  In the Statement of assets and liabilities, options purchased are shown within investments, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value. Futures contracts are reported using cumulative appreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In the Statement of assets and liabilities swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value. Futures contracts are reported using cumulative depreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

3  The net realized gain (loss) is shown in the Statement of operations in net realized gains (losses) from futures and swap agreements unless otherwise noted. The net realized gain (loss) of options purchased is shown in the Statement of operations in net realized gains (losses) from investments.

4  The net change in unrealized appreciation/depreciation is shown in the Statement of operations in net change in unrealized appreciation/depreciation of futures and swap agreements, unless otherwise noted. The net change in unrealized appreciation/depreciation of options purchased is shown in the Statement of operations in net change in unrealized appreciation/depreciation of investments.

Offsetting of certain derivatives—The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The statement of assets and liabilities is presented gross of any netting.

At August 31, 2019, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar agreement were as follows:

Derivative Financial Instruments:	Assets	Liabilities
Options purchased	$30,135	$—
Futures contracts[1]	4,959	(563,303)
Swap agreements[1]	48,225	(588,388)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	83,319	(1,151,691)
Derivatives not subject to MNA or similar agreements	(35,094)	1,151,691
Total gross amount of assets and liabilities subject to MNA or similar agreements	$48,225	$—

UBS U.S. Allocation Fund

Notes to financial statements

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received	Net amount of assets
JPMCB	$35,319	$—	$—	$35,319
MSCI	12,906	—	—	12,906
Total	$48,225	$—	$—	$48,225

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps, at value as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

Investment advisor and administrator fees and other transactions with affiliates

The Board has approved an Investment Advisory and Administration Contract (the "Advisory Contract"), under which UBS AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund is to pay UBS AM an investment advisory and administration fee, which is to be accrued daily and paid monthly, at an annual rate of 0.50% of the Fund's average daily net assets up to $250 million and 0.45% thereafter.

UBS AM has agreed to permanently reduce its advisory and administration fee based on the Fund's average daily net assets so that it is assessed as follows: $0 to $250 million—0.50%; in excess of $250 million up to $500 million—0.45%; in excess of $500 million up to $2 billion—0.40%; and over $2 billion—0.35%. Accordingly, for the year ended August 31, 2019, UBS AM did not waive any investment advisory and administration fees. At August 31, 2019, the Fund owed UBS AM $98,378 for investment advisory and administration fees.

UBS AM has contractually undertaken to waive fees/reimburse a portion of the Fund's expenses, when necessary, to maintain the total annual operating expenses (excluding (1) dividend expense, borrowing costs and interest expense relating to short sales, and (2) investments in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, if any) of Class A and Class P shares at a level not to exceed 1.15% and 0.90%, respectively through December 31, 2019. The Fund will repay UBS AM for any previously waived fees/reimbursed expenses during the three-year period following August 31, 2016, to the extent that operating expenses (with certain exclusions such as dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses, if any) are otherwise below the expense caps in effect at the time the fees or expenses were waived/reimbursed. For the period ended August 31, 2019, the Fund had no fee waivers/expense reimbursements subject to repayment.

During the period ended August 31, 2019, the Fund did not pay broker commissions to affiliates of the investment advisor.

During the fiscal year ended August 31, 2019, the Fund engaged in sale transactions with funds that have a common investment adviser, UBS AM. These interfund sale transactions were effected in compliance with Rule 17a-7 under the 1940 Act. For the fiscal year ended August 31, 2019, the proceeds from such sales were $176,751 and net realized loss recognized was $(489).

Service and distribution plans

UBS AM (US) is the principal underwriter of the Fund's shares. The Fund has adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C shares. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A and Class C shares. The Fund pays UBS AM (US) monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A and Class C

UBS U.S. Allocation Fund

Notes to financial statements

shares. Effective October 12, 2018, Class C shares of the Fund were automatically converted into Class A shares. At August 31, 2019, the Fund owed UBS AM (US) $43,420 for service and distribution fees.

UBS AM (US) also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C shares. UBS AM (US) has informed the Fund that for the period ended August 31, 2019, it earned $22,255 in initial sales charges on Class A shares.

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Fund. For the period ended August 31, 2019, UBS Financial Services Inc. received from BNY Mellon, not the Fund, $61,148 of the total transfer agency and related service fees paid by the Fund to BNY Mellon.

Securities lending

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured by cash, U.S. government securities, and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the value of the cash, U.S. government securities, and irrevocable letters of credit securing the loan falls below 100% of the market value for domestic securities, and 103% of the market value for foreign securities, the borrower must provide additional cash, U.S. government securities, and irrevocable letters of credit so that the total value securing the loan returns to at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Portfolio, which is included in the Fund's Portfolio of investments. State Street Bank and Trust Company serves as the Fund's lending agent.

At August 31, 2019, the Fund had securities on loan at value, cash collateral and non-cash collateral as follows:

Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security type held as non-cash collateral
$7,461,645	$6,826,757	$801,876	$7,628,633	US Treasury Notes and US Treasury Bills

*  These securities are held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. As such, collateral is excluded from the Statement of assets and liabilities.

The gross amount of recognized liabilities for securities lending transactions at August 31, 2019 was $6,826,757. As the securities loaned are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of the equity securities on loan are considered to be overnight and continuous.

Bank line of credit

The Fund participates with other funds managed or advised by UBS AM in a $185 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes.

UBS U.S. Allocation Fund

Notes to financial statements

Interest on amounts borrowed is calculated based on prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, the Fund has agreed to pay a commitment fee on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the allocation is based on utilization. For the period ended August 31, 2019, the Fund did not borrow under the Committed Credit Facility.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested trustee of the Fund. The Fund has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions.

During the year ended August 31, 2019, the Fund paid brokerage commissions to Morgan Stanley in the amount of $6,507.

During the year ended August 31, 2019, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $49,633,570. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund's investment advisor, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Purchases and sales of securities

For the year ended August 31, 2019, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $156,112,611 and $178,907,969, respectively.

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

For the year ended August 31, 2019:

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	37,140	$1,662,268	—	$—	48,324	$2,346,487
Shares repurchased	(503,619)	(22,711,752)	(12,688)	(614,439)	(88,468)	(4,167,052)
Shares converted*	1,091,536	53,146,875	(1,137,075)	(53,146,875)	—	—
Dividends reinvested	448,905	18,068,430	—	—	63,387	2,600,750
Net increase (decrease)	1,073,962	$50,165,821	(1,149,763)	$(53,761,314)	23,243	$780,185

For the year ended August 31, 2018:

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	84,137	$4,159,378	4,935	$235,136	52,504	$2,612,700
Shares repurchased	(313,146)	(15,433,287)	(204,325)	(9,678,719)	(91,138)	(4,569,691)
Dividends reinvested	70,160	3,425,203	21,036	989,949	14,024	696,291
Net increase (decrease)	(158,849)	$(7,848,706)	(178,354)	$(8,453,634)	(24,610)	$(1,260,700)

*  Conversion of Class C shares to Class A. See Organization and significant accounting policies for additional information.

UBS U.S. Allocation Fund

Notes to financial statements

Federal tax status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended August 31, 2019 and August 31, 2018 were as follows:

Distributions paid from:	2019	2018
Ordinary Income	$6,865,780	$1,115,632
Long term realized capital gains	16,277,005	4,563,941

Aggregate cost for federal income tax purposes, including derivatives, was $218,553,676; and net unrealized appreciation (depreciation), including derivatives consisted of:

Gross unrealized appreciation	$20,796,196
Gross unrealized depreciation	(4,740,390)
Net unrealized appreciation (depreciation)	16,055,806

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed primarily to the tax deferral of losses on wash sales and tax treatment of certain derivative instruments.

At August 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,718,675
Undistributed long-term capital gain	3,069,012
Accumulated realized capital and other losses	(26,407)
Net unrealized appreciation of investments	16,055,809
Total accumulated earnings	20,817,089

There were no reclassifications arising from permanent "book/tax" differences for the fiscal year ended August 31, 2019.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Fund after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2019, the Fund had no net capital loss carryforward.

ASC 740-10 "Income Taxes—Overall" set forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has analyzed and concluded as of August 31, 2019 that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended August 31, 2019, the Fund did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Fund.

UBS U.S. Allocation Fund

Notes to financial statements

Each of the tax years in the four year period ended August 31, 2019, remains subject to examination by the Internal Revenue Service and state taxing authorities.

UBS U.S. Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
UBS U.S. Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of UBS U.S. Allocation Fund (the "Fund") (the sole fund constituting UBS Investment Trust (the "Trust")), including the portfolio of investments, as of August 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole fund constituting UBS Investment Trust) at August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York
October 28, 2019

UBS U.S. Allocation Fund

Tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you as to the federal tax status of distributions received by shareholders during the fiscal year. Accordingly, the amount of ordinary dividends paid that qualify for the dividends received deduction for corporate shareholders and long-term capital gains are $1,539,897 and $16,277,005, respectively.

For the taxable year ended August 31, 2019, the Fund designates $1,932,836 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders should not use the above information to prepare their tax returns. Since the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2019. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in February 2020. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Fund.

UBS U.S. Allocation Fund

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. (Please note that on the SEC's Web site, the "filing type" designation for this information may be "NPORT-EX.") Additionally, you may obtain copies of Form N-PORT for the first and third quarters of each fiscal year from the Fund upon request by calling 1-800-647 1568. UBS U.S. Allocation Fund has filed its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year through August 1, 2019 on Form N-Q. Effective August 1, 2019, the Form N-Q has been rescinded, and therefore is no longer required to be filed. The Fund's historical Forms N-Q are available on the SEC's Web site at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

UBS U.S. Allocation Fund

Board approval of investment advisory and administration

agreement (unaudited)

Background—At a meeting of the board of UBS Investment Trust (the "Trust") on July 23-24, 2019, the members of the board, including the trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended, considered and approved the continuance of the investment advisory and administration contract (the "Investment Advisory and Administration Contract") of the Trust with respect to its series, UBS U.S. Allocation Fund (the "Fund"), with UBS Asset Management (Americas) Inc. ("UBS AM"). In preparing for the meeting, the Independent Trustees had requested and received extensive information from UBS AM to assist them, including information about UBS AM, as well as the advisory, administrative and distribution arrangements for the Fund. The board reviewed and discussed with management the materials initially provided by UBS AM prior to the scheduled board meeting. The Independent Trustees also met in executive session to review the disclosure that had been made to them. At these sessions the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering the approval of advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Advisory and Administration Contract, the board reviewed the following factors:

Nature, extent and quality of the services under the Investment Advisory and Administration Contract—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS AM under the Investment Advisory and Administration Contract during the past year. The board also considered the nature, extent and quality of administrative, distribution and shareholder services performed by UBS AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS AM concerning the management of the Fund's affairs and UBS AM's role in coordinating and overseeing providers of other services to the Fund. The board's evaluation of the services provided by UBS AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS AM's investment advisory and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund's expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS AM responsible for the Fund and had previously received information regarding the persons primarily responsible for the day-to-day management of the Fund. The board recognized that several senior personnel at UBS AM report to the board regularly and that at each regular meeting the board receives a detailed report from UBS AM on the Fund's performance. The board also considered, based on its knowledge of UBS AM and its affiliates, the financial resources available to UBS AM and its parent organization, UBS Group AG. In that regard, the board received extensive financial information regarding UBS AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It also was noted that UBS AM had approximately $183 billion in assets under management as of March 31, 2019 and was part of the UBS Asset Management Division, which had approximately $824 billion in assets under management worldwide as of March 31, 2019. The board also was cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS Group AG, UBS AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Contract.

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Fund to UBS AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS AM. The board also reviewed and considered the written

UBS U.S. Allocation Fund

Board approval of investment advisory and administration

agreement (unaudited)

agreement between UBS AM and the Fund, which is separate from the Investment Advisory and Administration Contract, whereby UBS AM has agreed to permanently reduce its management fee based on the Fund's average daily net assets, which is discussed in more detail in the "Economies of Scale" section, and considered the actual fee rate (after taking this agreement into account) (the "Actual Management Fee"). Additionally, the board received and considered information comparing the Fund's Contractual Management Fee, Actual Management Fee and total expenses with those of funds in a group of funds selected and provided by Broadridge, an independent provider of investment company data (the "Expense Group").

In addition, pursuant to a written fee waiver/expense reimbursement agreement, UBS AM is contractually obligated to waive its management fees and/or reimburse the Fund so that the Fund's ordinary total annual operating expenses through December 31, 2019 (excluding dividend expense, borrowing costs, interest expense relating to short sales, expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.15% for Class A shares and 0.90% for Class P (formerly Class Y) shares. The board also considered that the Fund has agreed to repay UBS AM for those waived fees and/or reimbursed expenses if the Fund can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense caps.

In connection with its consideration of the Fund's management fees, the board also received information on UBS AM's standard institutional account fees for accounts of a similar investment type to the Fund. The board noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds, such as the Fund, versus those accounts and the differences in the levels of services required by the Fund and those accounts. The board also received information on fees charged to other mutual funds managed by UBS AM.

The comparative Broadridge information showed that the Fund's Contractual Management Fee, Actual Management Fee and total expenses were below the respective medians in the Fund's Expense Group for the comparison periods utilized in the Broadridge report (lowest Contractual Management Fee and total expenses in the Expense Group). (Below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the Expense Group.)

In light of the foregoing, the board determined that the management fee continued to be appropriate under the circumstances and in light of the nature, extent and quality of services provided to the Fund under the Investment Advisory and Administration Contract

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the "Performance Universe") selected by Broadridge over the one-, three-, five-, ten-year and since inception periods ended April 30, 2019 and (b) annualized performance information for each year in the ten-year period ended April 30, 2019. Although the board received information for the ten-year and since inception periods, in its analysis, it generally placed greater emphasis on the one-, three- and five-year periods. The board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund's performance, including with respect to its benchmark index.

The comparative Broadridge information showed that the Fund's performance was above the median for all comparative periods. (Below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median.) Based on its review, the board concluded that the Fund's investment performance was acceptable.

UBS U.S. Allocation Fund

Board approval of investment advisory and administration

agreement (unaudited)

Advisor profitability—The board received and considered a profitability analysis of UBS AM and its affiliates in providing services to the Fund and was provided information on UBS AM's expense allocation methodology. The board also received profitability information with respect to the UBS New York fund complex as a whole. The board observed that the profitability and expense analyses are substantially similar to those used by UBS AM for many internal purposes, and are subject to regular review with respect to how certain revenue and expenses should be allocated. UBS AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether UBS AM realized economies of scale as the Fund's assets grew, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The board noted that the Fund's Contractual Management Fee contained a single breakpoint and that the Fund's assets were below the breakpoint as of April 30, 2019.

While the Fund's Contractual Management Fee contained a single breakpoint, the board recognized that the Fund had entered into a separate agreement with UBS AM, whereby UBS AM agreed to permanently reduce its Contractual Management Fee by utilizing several additional breakpoints based on the Fund's average daily net assets, thereby achieving the same effect as if the Contractual Management Fee contained multiple breakpoints.

Generally, in light of UBS AM's profitability data, the Actual Management Fee, Contractual Management Fee, the breakpoint currently in place for the Fund and the current assets of the Fund, the board believed that UBS AM's arrangement for sharing economies of scale with the Fund was acceptable.

Other benefits to UBS AM—The board considered other benefits received by UBS AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment advisory, administrative and other services to the Fund and UBS AM's ongoing commitment to the Fund, the profits and other ancillary benefits that UBS AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the Investment Advisory and Administration Contract. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Advisory and Administration Contract. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Advisory and Administration Contract in private sessions with its independent legal counsel at which no representatives of UBS AM were present.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Fund's operations. Each Trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Fund's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustee:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Meyer Feldberg[2]; 77 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 2001 (Trustee); Since November 2017 (Chairman of the Board of Trustees)

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also served as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promoted interaction with other cities around the world) (2007-2014). Prior to 2004, he was Dean and Professor of Management and Ethics of the Graduate School of Business at Columbia University (since 1989). From 1992 to 2016, Professor Feldberg was a director of Macy's, Inc. (operator of department stores). From 1997 to 2017, Professor Feldberg was a director of Revlon, Inc. (cosmetics).

Professor Feldberg is a director or trustee of 10 investment companies (consisting of 48 portfolios) for which UBS Asset Management (Americas) Inc. ("UBS AM") or one of its affiliates serves as investment advisor or manager.

Professor Feldberg is also a director of the New York City Ballet.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Independent Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Alan S. Bernikow; 78 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005

Mr. Bernikow is retired. Previously, he was deputy chief executive officer at Deloitte & Touche (international accounting and consulting firm). From 2003 to March 2017, Mr. Bernikow was also a director of Destination XL Group, Inc. (menswear) (and served as a member of its nominating and corporate governance committee).

Mr. Bernikow is a director or trustee of 5 investment companies (consisting of 43 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of the compensation committee), the lead director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee). He is also a director of FCB.

Richard R. Burt; 72 McLarty Associates 900 17th Street Washington, D.C. 20006	Trustee	Since 2001	Mr. Burt is a managing partner to McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009.	Mr. Burt is a director or trustee of 5 investment companies (consisting of 43 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Burt is also a director of The Central Europe, Russia and Turkey Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc. (and serves as a member of each such fund's audit, nominating and governance committee).

Bernard H. Garil; 79 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

				Mr. Garil is a director or trustee of 5 investment companies (consisting of 43 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Garil is also a director of The Leukemia and Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Independent Trustees (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Heather R. Higgins; 60 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Trustee	Since 2005

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

				Ms. Higgins is a director or trustee of 5 investment companies (consisting of 43 portfolios) for which UBS AM serves as investment advisor or manager.	None

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Officers:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Rose Ann Bubloski*; 51	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and a senior manager of product control and investment support (previously named registered fund product control) of UBS Asset Management (Americas), Inc. and/or UBS Asset Management (US), Inc. ("UBS AM—Americas region"). Ms. Bubloski is vice president and assistant treasurer of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Franklin P. Dickson*; 41	Vice President	Since 2017

Mr. Dickson is an associate director (since 2015) and tax compliance manager (since 2017) (prior to which he was a product controller (from 2015 to 2017) of product control and investment support (previously named registered fund product control) of UBS AM—Americas region. From 2013 through 2015, Mr. Dickson was fund administration and compliance manager for U.S. Bancorp Fund Services, LLC, and from 2008 through 2013, Mr. Dickson was vice president, client service manager at BNY Mellon Asset Servicing. Mr. Dickson is a vice president of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Mark F. Kemper**; 61	Vice President and Assistant Secretary	Since 2004 and March 2019, respectively

Mr. Kemper is a managing director and senior legal counsel of UBS AM—Americas region (since 2006 and October 2019, respectively) (prior to which he was interim Head of Compliance and Operational Risk Control of UBS AM—America's region from June 2019-September 2019). He has been secretary of UBS AM—Americas region (since 2004), and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and assistant secretary of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since 2017).

Joanne M. Kilkeary*; 51	Vice President, Treasurer and Principal Accounting Officer	Since 1999 (Vice President); since 2017 (Treasurer and Principal Accounting Officer)

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director) (from 2008 to 2013)) and head of regulatory, tax, audit and board governance for product control and investment support (since 2017) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004 to 2017)). Ms. Kilkeary is a vice president, treasurer and principal accounting officer of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Igor Lasun*; 40	President	Since September 2018

Mr. Lasun is an executive director and head of product development and management for UBS AM—Americas region (since September 2018) (prior to which he was a senior fixed income product specialist from 2007 to September 2018, and had joined the firm in 2005). In this role, he oversees product development and management for both wholesale and institutional businesses. Mr. Lasun serves as president of 7 investment companies (consisting of 61 portfolios) for which UBS AM serves as investment advisor or manager.

William Lawlor**; 32	Vice President and Assistant Secretary	Since 2018

Mr. Lawlor is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region since 2013. Prior to joining UBS AM—Americas region, Mr. Lawlor attended Kent College of Law, where he graduated in 2013. Mr. Lawlor is a vice president and assistant secretary of 7 investment companies (consisting of 61 portfolios) for which UBS AM serves as investment advisor or manager.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Officers (concluded):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Nancy D. Osborn*; 53	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of product control and investment support (previously named registered fund product control) of UBS AM—Americas region since 2006)). Mrs. Osborn is a vice president and assistant treasurer of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Frank S. Pluchino***, 60	Chief Compliance Officer	Since 2017

Mr. Pluchino is an executive director with UBS AM—Americas region and is also the chief compliance officer of UBS Hedge Fund Solutions LLC (since 2010). Mr. Pluchino serves as chief compliance officer of 13 investment companies (consisting of 67 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

Eric Sanders**; 54	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Philip Stacey**; 34	Vice President and Assistant Secretary	Since 2018

Mr. Stacey is an executive director (since March 2019) and associate general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region since 2015. Prior to joining UBS AM—Americas region, Mr. Stacey was a legal associate with the Chicago-based investment manager HFR Asset Management, LLC from 2009 through 2015. Mr. Stacey is a vice president and assistant secretary of 7 investment companies (consisting of 61 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller**; 58	Vice President and Secretary	Since 1995 and March 2019, respectively

Mr. Weller is an executive director and deputy general counsel (since February 2019, prior to which he was senior associate general counsel) with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and secretary of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

1  Each trustee holds office for an indefinite term. Officers are appointed by the trustees and serve at the pleasure of the Board.

2  Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

*  This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

***  This person's business address is 787 Seventh Avenue, New York, New York 10019.

Trustees

Meyer Feldberg
Chairman

Alan S. Bernikow

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Portfolios unless accompanied or preceded by an effective prospectus.

©UBS 2019. All rights reserved.
UBS Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S049

(b)         Copy of each notice transmitted to shareholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), that contains disclosures specified by paragraph (c)(3) of that rule:  Not applicable to the registrant.

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.  (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the 1940 Act.).

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR:  Alan S. Bernikow.  Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)         Audit Fees:

For the fiscal years ended August 31, 2019 and August 31, 2018, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $73,107 and $69,607, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit-Related Fees:

In each of the fiscal years ended August 31, 2019 and August 31, 2018, the aggregate audit-related fees billed by EY for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $2,910 and $2,910, respectively.

Fees included in the audit-related fees category are those associated with the reading and providing of comments on the 2019 and 2018 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)          Tax Fees:

In each of the fiscal years ended August 31, 2019 and August 31, 2018, the aggregate tax fees billed by EY for professional services rendered to the registrant were approximately $6,250 and $20,475, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)         All Other Fees:

In each of the fiscal years ended August 31, 2019 and August 31, 2018, there were no fees billed by EY for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)          (1)         Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of September 14, 2016)” (the “charter”).  The charter contains the audit committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

…

2.              Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS AM and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS AM and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS AM or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee has delegated its responsibility to pre-approve any such audit and permissible non-audit services not exceeding $100,000 (excluding reasonable out-of-pocket expenses) on an annual basis to the Chairperson. All such pre-approvals will be reported to the full Committee on a quarterly basis at the Committee’s next regularly scheduled meeting after the pre-approval. The Committee may not delegate to management its responsibility to pre-approve services to be performed by the independent auditor. Requests or applications to provide services that require specific pre-approval by the Committee or the Chairperson will be submitted by both the Fund’s independent auditors and the Fund’s Treasurer or other designated Fund officer and must include a joint statement as to whether, in their view, the request or application is consistent with SEC rules on auditor independence. From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS AM or the Fund’s officers).

(1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors.  Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS AM and any service providers controlling, controlled by or under common control with UBS AM that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2)                Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2019 and August 31, 2018 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2019 and August 31, 2018 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2019 and August 31, 2018 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2019 and August 31, 2018 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2019 and August 31, 2018 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2019 and August 31, 2018 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)           For the fiscal year ended August 31, 2019, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%; therefore, disclosure item not applicable for this filing.

(g)          For the fiscal years ended August 31, 2019 and August 31, 2018, the aggregate fees billed by EY of $206,400 and $220,625, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser

(“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2019	2018
Covered Services	$9,160	$23,385
Non-Covered Services	197,240	197,240

(h)         The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)         Included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Keith A. Weller, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant

Item 13.  Exhibits.

(a)               (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)             (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)             (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)                Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Investment Trust

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	November 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	November 8, 2019

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	November 8, 2019